Oppenheimer Limited Term Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 26, 2004, revised December 6, 2005

      This Statement of Additional  Information is not a prospectus.  This document contains additional  information  about the Fund and supplements  information in the Prospectus dated
November 26, 2004.  It should be read together  with the  Prospectus,  which may be obtained by  writing to the Fund's  Transfer  Agent,  OppenheimerFunds  Services,  at P.O.  Box 5270,
Denver,  Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                  Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.........
     The Fund's Investment Policies...........................................
     Municipal Securities.....................................................
     Other Investment Techniques and Strategies...............................
     Investment Restrictions..................................................
     Disclosure of Portfolio Holdings.........................................
How the Fund is Managed.......................................................
     Organization and History.................................................
     Trustees and Officers of the Fund........................................
     The Manager .............................................................
Brokerage Policies of the Fund................................................
Distribution and Service Plans................................................
Payments to Fund Intermediaries...............................................
Performance of the Fund.......................................................

About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Fund.........................................

Financial Information About the Fund
Independent Registered Public Accounting Firm's Report........................
Financial Statements..........................................................

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A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth.
However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors, prior to their maturity. Because the current values of debt securities vary inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

|X|   Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover."  Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the
Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed
100%.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

|X|   Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue"
(including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

|_|   General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

|_|   Revenue  Bonds.  The  principal  security  for a  revenue  bond is  generally  the net revenues  derived from a particular  facility,  group of facilities,  or, in some cases, the proceeds of a special excise tax or other specific revenue source.  Revenue bonds are issued to finance a wide variety of capital  projects.  Examples include  electric,  gas, water and sewer systems;  highways,  bridges, and tunnels;  port and airport facilities;  colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

|_|   Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

|_|   Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform
Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or
(b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are
"substantial users" (or persons related to "substantial users") of such exempt facilities.
Those entities and persons should consult their tax advisors before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.
Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

        |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

        |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

        |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

        |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
      |_| the frequency of trades and price quotations for such securities;
      |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
      |_| the availability of market-makers; and
      |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Maturity of the Fund's Portfolio. The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of five years or less to try to reduce the volatility of the values of its securities. However, the Fund can invest in securities that have short, intermediate or long maturities. The goal is to try to manage the sensitivity of the
Fund's portfolio to changes in interest rates, and in doing so to manage the volatility of the Fund's share prices in response to those changes.

      The Manager determines the effective maturity of debt obligations purchased by the
Fund considering various factors that apply to a particular type of debt obligation, including those described below. While a debt security's maturity can be used to measure the sensitivity of the security's price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security's payments of interest or principal prior to maturity.

      |X| Ratings of Municipal Securities. The Fund normally invests at least 95% of its net assets (plus borrowing for investment purposes) in investment-grade municipal securities that are exempt from federal income tax (including securities subject to alternative minimum tax). Not more than 5% of total assets will be invested in securities rated below investment grade at the time of acquisition. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Ratings Service and Fitch, Inc.
represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund can buy municipal securities that are "pre-refunded."  The issuer's obligation to repay the principal value of the security is generally collateralized with
U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, Standard & Poor's and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The
Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      |_| Special Risk of Lower-Grade Securities. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities. While securities rated "Baa" by Moody's or
"BBB" by Standard & Poor's, are investment grade, they may be subject to special risks and have some speculative characteristics.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of the strategies at all times and at times may not use them.

      |X| Floating Rate and Variable Rate Obligations.  Some fixed and variable rate obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with money borrowed at lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a
"delayed-delivery" (or "forward commitment") basis. "When-issued" or "delayed-delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid assets at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature).

      The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the
Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the
Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into transactions that will cause more than 25% of the
Fund's total assets to be subject to repurchase agreements.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940
(the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the
"SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities.
Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

|X|   Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund might have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities.
When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund has percentage limitations that apply to purchases of restricted and illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the
Fund or by the Manager under guidelines approved by the Board of Trustees. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. There are risks in connection with securities lending. The
Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to lend securities; but if it does, these loans cannot exceed 5% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Hedging.  The Fund can purchase and sell futures contracts and put and call options and can enter into interest rate swap agreements.  These are all referred to as
"hedging instruments."  The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them.  The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal.

      Hedging involves risks.  If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might be unsuccessful and the strategy could reduce the Fund's return.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
      |_|   sell interest rate futures or municipal bond index futures,
      |_|   buy puts on such futures or securities, or
      |_|   write covered calls on securities, interest rate futures, broadly-based municipal indices, or municipal bond index futures. The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund can also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position.
For this type of hedging, the Fund could:
      |_|   buy interest rate futures or municipal bond index futures, or
      |_|   buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under the Fund's investment restrictions and applicable regulations.

        |_| Futures. The Fund can buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures"), but only as a hedge against interest rate changes.

      An interest rate future obligates the seller to deliver (and the purchaser to take)
cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the
Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes.
Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury bonds on a duration-adjusted basis. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S.
Treasury bonds might turn out to be greater than anticipated).

        |_| Put and Call Options. The Fund can buy and sell certain kinds of put options
(puts) and call options (calls), including index options, securities options and options on futures. These strategies are described below.

        Options trading involves the payment of premiums and can increase portfolio turnover.  Interest rate swaps are subject to credit risks and interest rate risks.

        |_| Writing Covered Call Options. The Fund can write (that is, sell) call options.
Calls the Fund sells may be listed on a securities or commodities exchange or quoted on
NASDAQ, the automated quotation system of The NASDAQ(R)Stock Market, Inc. or traded in the over-the-counter market. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written. The
Fund may write calls on futures contracts, but if it does not own the futures contract or deliverable securities, these calls must be covered by securities or other liquid assets that the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. Up to 20% of the Fund's total assets may be subject to calls.

      When the Fund writes a call on a security, it receives cash (a premium).The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing
Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities)
the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.  The SEC is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund  must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.
        |_| Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 20% of the Fund's total assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the
Fund's  books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.
The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put.
It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

        |_| Purchasing Calls and Puts. The Fund can buy calls on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys may be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      The Fund can buy puts on debt securities, municipal bond indices, and interest rate or municipal bond index futures, whether or not it owns the underlying investment. When the
Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash.

      Buying a put on an investment the Fund does not own (such as an index or future)
permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the investment at the exercise price to a seller of corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will, have paid the premium but lost the right to sell the underlying investment.
However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

        |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the
Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.
Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets.
Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities
(long hedging). It is possible that the market might decline. If the Fund then concludes not to invest in such securities because of concerns that there might be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

        |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.
For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

        |_| Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading
Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.
The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the
Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it.

      |X| Temporary Defensive and Interim Investments. The securities the Fund can invest in for temporary defensive purposes include the following:
          |_|                         short-term municipal securities;
          |_|                         obligations issued or guaranteed by the U.S.
          government or its agencies or instrumentalities;
          |_|             corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
          |_|             commercial paper rated "A-1" by Standard & Poor's, or having a comparable rating by another nationally recognized-rating agency; and
          |_|             certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

|X|   Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments, and the following additional limitation: the Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the
Investment Company Act.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.  The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X|  Borrowing and Leverage.  The Fund has the ability to invest borrowed funds in portfolio securities. This speculative investment technique is known as "leverage". Under its fundamental policies, the Fund may not borrow, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules or regulations may be amended or interpreted from time to time.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less its liabilities, other than borrowings, except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. The Fund may borrow for temporary or emergency purposes only to the extent necessary in emergency situations to meet redemption requests after using all cash held by the Fund to meet such redemption requests, other than cash necessary to pay Fund fees and expenses. If the value of a Fund's assets fails to meet the 300% asset coverage requirement, the Fund is required, within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.
Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to Citicorp North
America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

Investment Restrictions

      |X| What Are  "Fundamental  Policies?"  Fundamental  policies are those  policies that the Fund has  adopted to govern its  investments  that can be changed  only by the vote of a
"majority" of the Fund's outstanding  voting  securities.  Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_|         67%  or  more  of  the  shares  present  or  represented  by  proxy  at  a shareholder  meeting,  if the holders of more than 50% of the  outstanding  shares are present or represented by proxy, or
      |_|         more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have  Additional  Fundamental  Policies?  The  following  investment restrictions are fundamental policies of the Fund:

      |_|  The  Fund  may not  borrow  money,  except  to the  extent  permitted  under  the
Investment Company Act, the rules or regulations  thereunder or any exemption therefrom that is  applicable  to the  Fund,  as such  statute,  rules or  regulations  may be  amended  or interpreted from time to time.

      |_| The Fund cannot make loans,  except to the extent  permitted  under the Investment
Company  Act,  the  rules or  regulations  thereunder  or any  exemption  therefrom  that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

      |_| The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

      |_| The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by other investment companies.

      |_| The Fund cannot invest in real estate.  However,  the Fund can invest in municipal securities  or other  permissible  securities  or  instruments  secured  by real  estate  or interests in real estate.

      |_| The Fund cannot  underwrite  securities.  A permitted  exception  is in case it is deemed to be an  underwriter  under the  Securities Act of 1933 when reselling in securities held in its portfolio.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated or margin collateral or escrow arrangements are established to cover the related obligations.
Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

    |X|  Does  the  Fund  Have  Additional   Non-Fundamental  Policies?  The  Fund  has  the
additional  operating  policies are stated below, that are not  "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

    |_| Although the Fund can invest 25% or more of its assets in a particular segment of the municipal bond market, it will not invest 25% or more of its total assets in industrial revenue bonds in a single industry.

    |_| The Fund will not purchase or retain securities if, as a result, the Fund would have more than 5% of its total assets invested in securities of private issuers having a record of less than three years' continuous operation, or in industrial development bonds if the private entity on whose credit the security is based, directly or indirectly, is less than three years old, unless the security is rated by a nationally-recognized rating service. In each case, that period may include the operation of predecessor companies or enterprises.

    |_| The Fund will not invest in common stock or any warrants related to common stocks.
These operating policies are not fundamental policies.

|_|   The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section
12(d)(1) of the Investment Company Act.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities).  In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company
Act and to satisfy the restrictions against investing too much of its assets in any
"issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of
            Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the OppenheimerFunds' website at
            www.oppenheimerfunds.com in the "Fund Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

          Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

    The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be
    "compensation" or "consideration" for these purposes. It is a violation of the Code of
    Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

    A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

    Except under special limited circumstances discussed below, month-end lists of the
    Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's Portfolio and
            Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

    The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the
    Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

    Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the
    Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

    Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2)
    by the members of the Manager's Security Valuation Group and Accounting Departments in
    connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the
            Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

    Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the
    Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

          Portfolio  managers  and  analysts  may,  subject  to the  Manager's  policies  on communications  with the  press  and  other  media,  discuss  portfolio  information  in interviews  with  members of the media,  or in due  diligence or similar  meetings  with clients  or  prospective  purchasers  of Fund  shares  or their  financial  intermediary representatives.

    The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

    The Chief Compliance Officer of the Fund and the Manager, Distributor, and Transfer
    Agent (the "CCO") shall oversee the compliance by the Manager, Distributor, Transfer
    Agent, and their personnel with these policies and procedures. At least annually, the
    CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

    The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

---------------------------------------------------------------------------------
A.G. Edwards & Sons         ABG Securities             ABN AMRO
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Advest                      AG Edwards                 American Technology
                                                       Research
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Auerbach Grayson            Banc of America Securities Barclays
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Baseline                    Bear Stearns               Belle Haven
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bloomberg                   BNP Paribas                BS Financial Services
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Buckingham Research Group   Caris & Co.                CIBC World Markets
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Citigroup                   Citigroup Global Markets   Collins Stewart
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig-Hallum Capital Group  Credit Agricole Cheuvreux  Credit Suisse First
LLC                         N.A. Inc.                  Boston
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daiwa Securities            Davy                       Deutsche Bank
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Deutsche Bank Securities    Dresdner Kleinwort         Emmet & Co
                            Wasserstein
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Empirical Research          Enskilda Securities        Essex Capital Markets
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Exane BNP Paribas           Factset                    Fidelity Capital Markets
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Fimat USA Inc.              First Albany               First Albany Corporation
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Fixed Income Securities     Fortis Securities          Fox-Pitt, Kelton
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Friedman, Billing, Ramsey   Fulcrum Global Partners    Garp Research
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George K Baum & Co.         Goldman                    Goldman Sachs
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
HSBC                        HSBC Securities Inc        ING Barings
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
ISI Group                   Janney Montgomery          Jefferies
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffries & Co.              JP Morgan                  JP Morgan Securities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
JPP Eurosecurities          Keefe, Bruyette & Woods    Keijser Securities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kempen & Co. USA Inc.       Kepler Equities/Julius     KeyBanc Capital Markets
                            Baer Sec
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Leerink Swan                Legg Mason                 Lehman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lehman Brothers             Lipper                     Loop Capital Markets
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
MainFirst Bank AG           Makinson Cowell US Ltd     Maxcor Financial
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Merrill                     Merrill Lynch              Midwest Research
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mizuho Securities           Morgan Stanley             Morningstar
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Natexis Bleichroeder        Ned Davis Research Group   Nomura Securities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Pacific Crest               Pacific Crest Securities   Pacific Growth Equities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Petrie Parkman              Pictet                     Piper Jaffray Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Plexus                      Prager Sealy & Co.         Prudential Securities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ramirez & Co.               Raymond James              RBC Capital Markets
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RBC Dain Rauscher           Research Direct            Robert W. Baird
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Roosevelt & Cross           Russell Mellon             Ryan Beck & Co.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Sanford C. Bernstein        Scotia Capital Markets     SG Cowen & Co.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
SG Cowen Securities         Soleil Securities Group    Standard & Poors
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stone & Youngberg           SWS Group                  Taylor Rafferty
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Think Equity Partners       Thomas Weisel Partners     UBS
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wachovia                    Wachovia Corp              Wachovia Securities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wescott Financial           William Blair              Yieldbook
---------------------------------------------------------------------------------

How the Fund is Managed

Organization and History.  The Fund, a series of Oppenheimer  Municipal Fund (referred to as the "Fund"),  is an  open-end,  diversified  management  investment  company  organized as a
Massachusetts  business  trust in 1986,  with an unlimited  number of  authorized  shares of beneficial interest.

      Oppenheimer  Municipal  Fund (and  therefore  the Fund as its series) is governed by a
Board of Trustees,  which is responsible for protecting the interests of shareholders  under
Massachusetts's  law.  The Trustees  meet  periodically  throughout  the year to oversee the
Fund's activities, review its performance, and review the actions of the Manager.

      Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights, preemptive rights or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and Class C.  All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X| Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the
Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      |X|  Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the
Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law.
The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Review Committee and a Governance
Committee. Each committee is comprised solely of Trustees who are not "interested persons"
under the Investment Company Act (the "Independent Trustees"). The members of the Audit
Committee are Edward L. Cameron (Chairman), George C. Bowen, Robert J. Malone and F.
William Marshall, Jr.  The Audit Committee held 6 meetings during the fiscal year ended
September 30, 2004.  The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Trust's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department;  (iv)
reviewing certain reports from and meet periodically with the Funds' Chief Compliance
Officer; (v) maintaining a separate line of communication between the Fund's independent
Auditors and the Independent Trustees; (vi) reviewing the independence of the Fund's independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

      The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis, Sam
Freedman and Beverly L. Hamilton.  The Review Committee held 6 meetings during the fiscal year ended September 30, 2004.  Among other duties, as set forth in the Review Committee's
Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the
Fund by the transfer agent and the Manager.  The Review Committee also reviews the Fund's investment performance as well as the policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

      The Governance Committee is comprised solely if Independent Trustees. The members of the Governance Committee are Robert Malone (Chairman), William Armstrong, Beverly L.
Hamilton and F. William Marshall, Jr.  The Governance Committee was established in August
2004 and did not hold any meetings during the Fund's fiscal year ended September 30, 2004.
Among other duties, as set forth in the Governance Committee reviews and oversees the
Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics and the nomination of Trustees, including Independent Trustees.  The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the
Governance Committee's consideration by mailing such information to the Governance
Committee in care of the Fund.  The Governance Committee may consider such persons at such time as it meets to consider possible nominees.  The Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent
Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders.  The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees.  The full Board elects new Trustees except for those instances when a shareholder vote is required.

      Shareholders  who desire to communicate  with the Board should address  correspondence
to  the  Board  or  an  individual   Board  member  and  may  submit  their   correspondence
electronically  at  www.opppenheimerfunds.com  under the caption  "contact us" or by mail to the Fund at the  address  below.  The  Governance  Committee  will  consider  if a different process should be recommended to the Board.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an
Independent Trustee, All of the Trustees are also trustees or directors of the following
Oppenheimer/Centennial funds (referred to as "Board II Funds").

Oppenheimer Cash Reserves                  Oppenheimer   Principal   Protected
                                           Trust III
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust
Oppenheimer Principal Protected Trust II

      Present or former  officers,  directors,  trustees and employees (and their  immediate family  members)  of the  Fund,  the  Manager  and  its  affiliates,  and  retirement  plans established  by them for their  employees  are  permitted to purchase  Class A shares of the
Fund and the other  Oppenheimer  funds at net asset value without  sales  charge.  The sales charge on Class A shares is waived  for that  group  because of the  reduced  sales  efforts realized by the Distributor.

      Messrs. Fielding, Loughran, Cottier, Willis, Gillespie, Murphy, Petersen, Vandehey,
Vottiero, Wixted and Zack, and Mss. Bloomberg and Ives who are officers of the Fund, hold the same offices with one or more of the other Board II Funds as with the Fund.  As of
October 29, 2004, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds.  In addition, none of the Independent Trustees, (nor any of their immediate family members) own securities of either the Manager or the Distributor, the
Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

      Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such positions(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman of the following private         None       Over
Armstrong,          mortgage banking companies: Cherry Creek             $100,000
Chairman of the     Mortgage Company (since 1991),
Board since 2003    Centennial State Mortgage Company (since
and Trustee since   1994), The El Paso Mortgage Company
1999                (since 1993); Chairman of the following
Age: 68             private companies: Ambassador Media
                    Corporation (since 1984) and Broadway
                    Ventures (since 1984); Director of the
                    following: Helmerich & Payne, Inc. (oil
                    and gas drilling/production company)
                    (since 1992), Campus Crusade for Christ
                    (since 1991) and the Lynde and Harry
                    Bradley Foundation, Inc. (non-profit
                    organization) (since 2002); former
                    Chairman of the following: Transland
                    Financial Services, Inc. (private
                    mortgage banking company) (1997-2003),
                    Great Frontier Insurance (insurance
                    agency) (1995-2000), Frontier Real
                    Estate, Inc. (residential real estate
                    brokerage) (1994-2000) and Frontier
                    Title (title insurance agency)
                    (1995-2000); former Director of the
                    following: UNUMProvident (insurance
                    company) (1991-2004), Storage Technology
                    Corporation (computer equipment company)
                    (1991-2003) and International Family
                    Entertainment (television channel)
                    (1992-1997); U.S. Senator (January
                    1979-January 1991). Oversees 38
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Director and President of A.G. Edwards    None       Over
Trustee since 1993  Capital, Inc. (General Partner of                    $100,000
Age: 74             private equity funds) (until February
                    2001); Chairman, President and Chief
                    Executive Officer of A.G. Edwards
                    Capital, Inc. (until March 2000);
                    Director of A.G. Edwards & Sons, Inc.
                    (brokerage company) (until 2000) and
                    A.G. Edwards Trust Company (investment
                    adviser) (until March 2000); Vice
                    Chairman and Director of A.G. Edwards,
                    Inc. (until March 1999); Vice Chairman
                    of A.G. Edwards & Sons, Inc. (until
                    March 1999); Chairman of A.G. Edwards
                    Trust Company (until March 1999) and
                    A.G.E. Asset Management (investment
                    adviser) (until March 1999). Oversees 38
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Assistant   Secretary   and  Director  of $0         Over
Trustee since 1998  Centennial Asset  Management  Corporation            $100,000
Age: 69             (December  1991-April  1999);  President,
                    Treasurer   and  Director  of  Centennial
                    Capital   Corporation   (June  1989-April
                    1999);   Chief   Executive   Officer  and
                    Director of  MultiSource  Services,  Inc.
                    (March  1996-April  1999); Mr. Bowen held
                    several  positions  with the  Manager and
                    with  subsidiary or affiliated  companies
                    of  the  Manager  (September   1987-April
                    1999).  Oversees  38  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  Member of The Life Guard of Mount         None       $50,001-
Trustee since 2001  Vernon, (George Washington historical                $100,000
Age: 67             site) (since June 2000). Director of
                    Genetic ID, Inc. (biotech company)
                    (March 2001-May 2002); Partner at
                    PricewaterhouseCoopers LLP (accounting
                    firm) (July 1974-June 1999); Chairman of
                    Price Waterhouse LLP Global Investment
                    Management Industry Services Group (July
                    1994-June 1998). Oversees 38 portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Director of UNUMProvident (insurance      $0         Over
Trustee since 1990  company) (since June 2002); Director of              $100,000
Age: 63             Northwestern Energy Corp. (public
                    utility corporation) (since November
                    2004); Director of P.R. Pharmaceuticals
                    (October 1999-October 2003); Director of
                    Rocky Mountain Elk Foundation
                    (non-profit organization) (February
                    1998-February 2003); Chairman and
                    Director (until October 1996) and
                    President and Chief Executive Officer
                    (until October 1995) of the Manager;
                    President, Chief Executive Officer and
                    Director of the following: Oppenheimer
                    Acquisition Corp. (parent holding
                    company of the Manager), Shareholders
                    Services Inc. and Shareholder Financial
                    Services, Inc. (until October 1995).
                    Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director of Colorado Uplift (charitable   None       Over
Trustee since 1996  organization) (since September 1984).                $100,000
Age: 64             Mr. Freedman held several positions with
                    the Manager and with subsidiary or
                    affiliated companies of the Manager
                    (until October 1994). Oversees 38
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.          Trustee of Monterey International         None       Over
Hamilton,           Studies (educational organization)                   $100,000
Trustee since 2002  (since February 2000); Director of The
Age: 59             California Endowment (philanthropic
                    organization) (since April 2002);
                    Director of Community Hospital of
                    Monterey Peninsula (since February
                    2002); Director of American Funds'
                    Emerging Markets Growth Fund, Inc.
                    (mutual fund) (since October 1991);
                    President of ARCO Investment Management
                    Company (February 1991-April 2000);
                    Member of the investment committees of
                    The Rockefeller Foundation and The
                    University of Michigan; Advisor at
                    Credit Suisse First Boston's Sprout
                    venture capital unit (venture capital
                    fund) (1994-January 2005); Trustee of
                    MassMutual Institutional Funds
                    (investment company) (1996-June 2004);
                    Trustee of MML Series Investment Fund
                    (investment company) (April 1989-June
                    2004); Member of the investment
                    committee of Hartford Hospital
                    (2000-2003); and Advisor to Unilever
                    (Holland) pension fund (2000-2003).
                    Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director of Jones International           None       Over
Trustee since 2002  University (educational organization)                $100,000
Age: 61             (since August 2005); Chairman, Chief
                    Executive Officer and Director of Steele
                    Street State Bank (commercial banking)
                    (since August 2003); Director of
                    Colorado UpLIFT (charitable
                    organization) (since 1986); Trustee of
                    the Gallagher Family Foundation
                    (non-profit organization) (since 2000);
                    Former, Chairman of U.S. Bank-Colorado
                    (subsidiary of U.S. Bancorp and formerly
                    Colorado National Bank) (July 1996-April
                    1999); Director of Commercial Assets,
                    Inc. (real estate investment trust)
                    (1993-2000); Director of Jones
                    Knowledge, Inc. (2001-July 2004);  and
                    Director of U.S. Exploration, Inc. (oil
                    and gas exploration) (1997-February
                    2004). Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee of MassMutual Select Funds        $0         Over
Marshall, Jr.,      (formerly MassMutual Institutional                   $100,000
Trustee since 2001  Funds) (investment company) (since 1996)
Age: 63             and MML Series Investment Fund
                    (investment company) (since 1996), the
                    Springfield Library and Museum
                    Association (museums) (since 1995) and
                    the Community Music School of
                    Springfield (music school) (since 1996);
                    Chairman and Trustee (since 2003) and
                    Chairman of the Investment Committee
                    (since 1994) of the Worcester Polytech
                    Institute (private university);
                    President and Treasurer of the SIS Funds
                    (private charitable fund) (since January
                    1999); Chairman of SIS & Family Bank,
                    F.S.B. (formerly SIS Bank) (commercial
                    bank) (January 1999-July 1999); Member
                    of the Investment Committee of the
                    Community Foundation of Western
                    Massachusetts (1998-2003); and Executive
                    Vice President of  Peoples Heritage
                    Financial Group, Inc. (commercial bank)
                    (January 1999-July 1999). Oversees 40
                    portfolios in the OppenheimerFunds
                    complex.*
-------------------------------------------------------------------------------------
*   Includes  two  open-end  investment  companies:  MassMutual  Select Funds and MML Series
    Investment  Fund. In accordance  with the  instructions  for Form N-1A,  for purposes of this section only,  MassMutual  Select Funds and MML Series Investment Fund are included in the "Fund  Complex."  The Manager does not consider  MassMutual  Select Funds and MML
    Series Investment Fund to be part of the  OppenheimerFunds'  "Fund Complex" as that term may be otherwise interpreted.

The address of the Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term and as an officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Trustee of the Fund and the other Board II Funds (defined below) for which he is a director or trustee.

---------------------------------------------------------------------------------------
                                Interested and Officer
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name,             Principal Occupation(s) During the Past   Dollar Range   Aggregate
                                                                             Dollar
                                                                            Range Of
                                                                             Shares
                                                                          Beneficially
Position(s) Held  5 Years; Other                              of Shares     Owned in
with the Fund,    Trusteeships/Directorships Held; Number   Beneficially      All
Length of         of Portfolios in the Fund Complex         Owned in the   Supervised
Service, Age      Currently Overseen                            Fund         Funds
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                             As of December 31, 2004
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John V. Murphy,   Chairman, Chief Executive Officer and     None          Over
President and     Director (since June 2001) and President                $100,000
Trustee since     (since September 2000) of the Manager;
2001              President and director or trustee of
Age: 56           other Oppenheimer funds; President and
                  Director of OAC and of Oppenheimer
                  Partnership Holdings, Inc. (holding
                  company subsidiary of the Manager)
                  (since July 2001); Director of
                  OppenheimerFunds Distributor, Inc.
                  (subsidiary of the Manager) (since
                  November 2001); Chairman and Director of
                  Shareholder Services, Inc. and of
                  Shareholder Financial Services, Inc.
                  (transfer agent subsidiaries of the
                  Manager) (since July 2001); President
                  and Director of OppenheimerFunds Legacy
                  Program (charitable trust program
                  established by the Manager) (since July
                  2001); Director of the following
                  investment advisory subsidiaries of the
                  Manager: OFI Institutional Asset
                  Management, Inc., Centennial Asset
                  Management Corporation, Trinity
                  Investment Management Corporation and
                  Tremont Capital Management, Inc. (since
                  November 2001), HarbourView Asset
                  Management Corporation and OFI Private
                  Investments, Inc. (since July 2001);
                  President (since November 2001) and
                  Director (since July 2001) of
                  Oppenheimer Real Asset Management, Inc.;
                  Executive Vice President of
                  Massachusetts Mutual Life Insurance
                  Company (OAC's parent company) (since
                  February 1997); Director of DLB
                  Acquisition Corporation (holding company
                  parent of Babson Capital Management LLC)
                  (since June 1995); Member of the
                  Investment Company Institute's Board of
                  Governors (since October 3, 2003); Chief
                  Operating Officer of the Manager
                  (September 2000-June 2001); President
                  and Trustee of MML Series Investment
                  Fund and MassMutual Select Funds
                  (open-end investment companies)
                  (November 1999-November 2001); Director
                  of C.M. Life Insurance Company
                  (September 1999-August 2000); President,
                  Chief Executive Officer and Director of
                  MML Bay State Life Insurance Company
                  (September 1999-August 2000); Director
                  of Emerald Isle Bancorp and Hibernia
                  Savings Bank (wholly-owned subsidiary of
                  Emerald Isle Bancorp) (June 1989-June
                  1998). Oversees 77 portfolios as an
                  officer and director or trustee and 10
                  additional portfolios as an officer in
                  the OppenheimerFunds complex.
---------------------------------------------------------------------------------------

The address of the Officers in the chart below is as follows: for Messrs. Fielding,
Loughran, Cottier, Willis, Gillespie, Murphy and Zack and Ms. Bloomberg  Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, for Messrs.
Petersen, Vandehey, Vottiero and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO
80112-3924. Each Officer serves for an indefinite term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice President of the Manager since January 1996;
Vice President and      Chairman of the Rochester Division of the Manager since
Portfolio Manager       January 1996; an officer of 10 portfolios in the
since 2002              OppenheimerFunds complex.
Age:  56
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Daniel G. Loughran,     Vice President of the Rochester Division of the Manager
Vice President and      since January 1996; senior research analyst of
Portfolio Manager       OppenheimerFunds, Inc. (1994 - 1999).
since 2002
Age: 42
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Scott Cottier,          Vice President of the Manager since 2002; portfolio manager
Vice President since    and trader at Victory Capital Management (1999-2002); an
2005                    officer of 8 portfolios in the OppenheimerFunds complex.
Age: 34
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Troy Willis,            Assistant Vice President of the Manager since July 2005;
Vice President  since   Associate Portfolio Manager of the Manager since 2003;
2005                    corporate attorney for Southern Resource Group (1999-2003);
Age: 33                 an officer of 8 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Senior Vice President and Chief Compliance Officer of the
Assistant Treasurer     Manager (since March 2004); Vice President of
since 2004              OppenheimerFunds Distributor, Inc., Centennial Asset
Age: 34                 Management Corporation and Shareholder Services, Inc.
                        (since June 1983); Vice President and Director of Internal
                        Audit of the Manager (1997-February 2004). An officer of 87 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer of the Manager  (since
Treasurer since 1999    March 1999);  Treasurer of the following:  HarbourView Asset
Age: 46                 Management  Corporation,   Shareholder  Financial  Services,
                        Inc.,  Shareholder  Services,  Inc.,  Oppenheimer Real Asset
                        Management   Corporation,    and   Oppenheimer   Partnership
                        Holdings,   Inc.   (since  March   1999),   of  OFI  Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000),  OFI  Institutional  Asset  Management,  Inc.  (since
                        November 2000), and  OppenheimerFunds  Legacy Program (since
                        June 2003);  Treasurer  and Chief  Financial  Officer of OFI
                        Trust  Company  (trust  company  subsidiary  of the Manager)
                        (since May 2000); Assistant Treasurer of the following:  OAC
                        (since March 1999),  Centennial Asset Management Corporation
                        (March  1999-October  2003)  and   OppenheimerFunds   Legacy
                        Program  (April   2000-June   2003);   Principal  and  Chief
                        Operating  Officer  of  Bankers  Trust  Company-Mutual  Fund
                        Services  Division.  (March  1995-March 1999). An officer of
                        87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager (since August
Assistant Treasurer     2002); Manager/Financial Product Accounting of the Manager
since 2004              (November 1998-July 2002). An officer of 87 portfolios in
Age: 35                 the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager (since March
Assistant Treasurer     2002); Vice President/Corporate Accounting of the Manager
since 2002              (July 1999-March 2002); Chief Financial Officer of Sovlink
Age:  42                Corporation (April 1996-June 1999). An officer of 87
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Vice President &        Counsel (since March 2002) of the Manager; General Counsel
Secretary since 2001    and Director of the Distributor (since December 2001);
Age: 57                 General Counsel of Centennial Asset Management Corporation
                        (since November 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003), Acting
                        General Counsel (November 2001-February 2002) and Associate
                        General Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of the following: Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001); and
                        OppenheimerFunds International Ltd. (September
                        1997-November 2001). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 40                 October 2003) of the Distributor; Assistant Secretary of
                        Centennial Asset Management Corporation (since October
                        2003); Vice President and Assistant Secretary of
                        Shareholder Services, Inc. (since 1999); Assistant
                        Secretary of OppenheimerFunds Legacy Program and
                        Shareholder Financial Services, Inc. (since December
                        2001);  Assistant Counsel of the Manager (August
                        1994-October 2003). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              Associate General Counsel (December 2000-April 2004),
Age:  37                Corporate Vice President (May 1999-April 2001) and
                        Assistant General Counsel (May 1999-December 2000) of UBS
                        Financial Services Inc. (formerly, PaineWebber
                        Incorporated). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager (since September 2004); First Vice President
since 2004              (2000-September 2004), Director (2000-September 2004)) and
Age:  41                Vice President (1998-2000) of Merrill Lynch Investment
                        Management.. An officer of 87 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------

         |X| Remuneration of the Officers and Trustees. The officers and the interested
Trustee of the Fund, who are affiliated with the Manager, and receive no salary or fee from the Fund.  The Independent Trustees received the compensation shown below from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended September 30, 2004. The total compensation, including accrued retirement benefits, from the Fund and fund complex represents compensation received for serving as a
Trustee and member of a committee (if applicable) of the boards of the trusts and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2003.

-------------------------------------------------------------------------------
Trustee Name and Other Fund             Aggregate         Total Compensation
                                                          From Fund and Fund
                                    Compensation from       Complex Paid to
Position(s) (as applicable)              Fund(1)               Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $2,347                $118,649
Chairman of the Board and
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $1,549                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $1,549                $101,499
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $1,779                $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $1,779                $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $1,549                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton
Review Committee Member and              $1,549(2)           $150,542(3,4)
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone
Governance Committee Chairman            $1,549(5)            $100,179(5)
and Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit Committee Member and                $1,549              $149,499(6)
Governance Committee Member
-------------------------------------------------------------------------------
Effective December 15, 2003, James C. Swain, retired as Trustee from the Board II Funds.
For the fiscal year ended September 30, 2004, Mr. Swain received $417 aggregate compensation from the Fund. For the calendar year ended December 31, 2003, Mr. Swain received $178,000, in total compensation from all of the Oppenheimer funds for which he served as Trustee or Director.
1.    Aggregate Compensation from Fund includes fees and deferred compensation, if any, for a Trustee.
2.    Includes $1,549 deferred under Deferred Compensation Plan described below.
3.    Total compensation for Mrs. Hamilton and Mr. Malone was paid by all the Board II
   Funds, with the exception of Oppenheimer Senior Floating Rate Fund for which they currently do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2003).
4.    Includes $50,363 compensation (of which 100% was deferred under a deferred compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML Series Investment Fund) the
   investment adviser for which is the indirect parent company of the Fund's Manager. The
   Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund, a
   series of MassMutual Institutional Funds.
5.    Includes $1,549 deferred under Deferred Compensation Plan described below.
6.    Includes $48,000 compensation paid to Mr. Marshall for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML Series Investment
   Fund) the investment adviser for which is the indirect parent company of the Fund's
   Manager. The Manager also serves as the Sub-Advisor to the MassMutual International
   Equity Fund, a series of MassMutual Institutional Funds.

* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds,
MassMutual Institutional Funds and MML Series Investment Fund in accordance with the instructions for Form N-1A.  The Manager does not consider MassMutual Institutional Funds and MML Series Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a
Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.
Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.
Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders.  As of October 29, 2004, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

      Charles Schwab & Co. Inc., Attn: Mutual Funds, Special Custody Acct for the Exclusive
      Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 2,447,505.646 Class A Shares, representing 7.13% of the Class A shares then outstanding;

      MLPF&S for the sole benefit of its customers, Attn: Fund Admin., 4800 Deer Lake Drive
      East, Floor 3, Jacksonville, FL 32246-6484, which owned 2,377,516.656 Class A Shares, representing 6.93% of the Class A Shares then outstanding;

      Citigroup Global Markets, Inc.  Attn: Cindy Tempesta, 7th Floor, 333 West 34th
      Street, New York, NY 10001-2483, which owned 2,307,687.268 Class A Shares, representing 6.72% of the Class A shares then outstanding;

      MLPF&S for the sole benefit of its customers, Attn: Fund Admin., 4800 Deer Lake Drive
      East, Floor 3, Jacksonville, FL 32246-6484, which owned 763,552.760 Class B Shares, representing 12.13% of the Class B Shares then outstanding;

      Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th
      Street, New York, NY 10001-2483, which owned 483,799.243 Class B Shares, representing
      7.69% of the Class B shares then outstanding;

      MLPF&S for the sole benefit of its customers, Attn: Fund Admin. 4800 Deer Lake Drive
      East, Floor 3, Jacksonville, FL 32246-6484, which owned 6,002,519.338 Class C Shares, representing 28.50% of the Class C Shares then outstanding.

      Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th
      Street, New York, NY 10001-2483, which owned 1,389,426.989 Class C Shares, representing 6.59% of the Class C shares then outstanding;

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the
Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.
The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the
SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at
http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and
Procedures under which the Fund votes proxies relating to securities ("portfolio proxies")
held by the Fund.  The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The
Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity.  The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally, the Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Guidelines'
provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o     The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:  Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund will is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The
Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525-7048 and (ii) on the SEC's website at www.sec.gov.

      |X|   The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the
Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund.
The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

-------------------------------------------------------------------------------

    Fiscal Year Ending 9/30     Management Fee Paid to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2002                                  $689,836
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2003                                 $1,487,419
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2004                                 $3,033,994
-------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

Portfolio Managers. The Fund's portfolio is managed by Ronald H. Fielding and a team of investment professionals including Daniel G. Loughran, Scott Cottier, Troy Willis, Mark
DeMitry and Marcus Franz (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

 Other Accounts Managed.  In addition to managing the Fund's investment portfolio,
Messrs. Fielding, Loughran, Cottier and Willis also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Messrs. Fielding,
Loughran, Cottier and Willis as of September 30, 2005.  No account has a performance-based advisory fee:
   Portfolio       Registered Total      Other       Total    Other   Total
                                                   Assets in
                              Assets in           t  Other
                              Registered Pooled     Pooled              Assets
                   Investment Investment InvestmenInvestment          in Other
                   Companies  Companies  Vehicles  Vehicles   AccountsAccounts
   Manager          Managed    Managed*  Managed   Managed*   Managed  Managed*
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   Ronald H.           10     $19,636.80  None        $0       None       $0
   Fielding
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   Daniel G.           10     $19,636.80  None        $0       None       $0
   Loughran
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   Scott Cottier       10     $19,636.80  None        $0       None       $0
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   Troy Willis         10     $19,636.80  None        $0       None       $0
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   Marcus Franz        10     $19,636.80  None        $0       None       $0
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   Mark DeMitry        10                 None        $0       None       $0
                              $19,636.80
   *  In millions.

     As indicated above, the Portfolio Managers also manage other funds and accounts.
Potentially, at times, those responsibilities could conflict with the interests of the
Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies.  For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the
Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of
Ethics may not always be adequate to do so. At different times, the Fund's Portfolio
Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

    Compensation of the Portfolio Managers.  The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors.  The
Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of September 30, 2005, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the Fund is Lipper -Short Intermediate
Municipal Debt Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the
Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the
Portfolio Managers.  The compensation structure of the other funds managed by the Portfolio
Managers is the same as the compensation structure of the Fund, described above.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the
Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including, as that term is defined in the Investment Company Act)
that, in the Manager's best judgment based on all relevant factors, will implement the
Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.
However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commission paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Rule 12b-1 under the Investment Company Act prohibits (effective December 13, 2004) any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1)
directing to that broker or dealer any of the fund's portfolio transactions, or (2)
directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of
"step-out" transaction). In other words, a fund and its investment advisor cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.
However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the
Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices.
In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------------------------------------------------

    Fiscal Year Ended 9/30      Total Brokerage Commissions Paid by the Fund(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             2002                                   $17,447
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             2003                                     $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             2004                                    $0(2)
--------------------------------------------------------------------------------
1.    Amounts do not include  spreads or  concessions  on  principal  amounts on a net trade basis.
2.    In the fiscal year ended 9/30/04,  there were no transactions  directed to brokers for research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

-------------------------------------------------------------------------------
            Aggregate     Class A     Concessions   Concessions   Concessions
 Fiscal     Front-End    Front-End     on Class A    on Class B   on Class C
  Year    Sales Charges    Sales         Shares        Shares       Shares
  Ended    on Class A     Charges     Advanced by   Advanced by   Advanced by
  9/30:      Shares     Retained by  Distributor(2) Distributor(2Distributor(2)
                        Distributor(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2002      $187,431      $56,500       $12,335       $131,411      $80,274
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2003     $1,692,485     $429,547      $152,106     $1,165,665   $1,320,313
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2004     $2,723,376     $639,202      $253,573      $735,100    $1,622,875
-------------------------------------------------------------------------------
1.    Includes  amounts  retained by a  broker-dealer  that is an affiliate or parent of the distributor.
2.    The Distributor  advances  concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own  resources at the time of sale.

-------------------------------------------------------------------------------
              Class A Contingent   Class B Contingent     Class C Contingent
Fiscal Year     Deferred Sales       Deferred Sales     Deferred Sales Charges
Ended 9/30:        Charges               Charges             Retained by
                 Retained by           Retained by           Distributor
                 Distributor           Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002            $2,764               $46,301                $5,423
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2003           $21,470              $132,342               $50,299
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2004           $17,033              $202,223               $128,134
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and
Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the
Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

|X|   Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25%of average annual net assets of Class A shares. The Board has set the rate at that level. The
Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended September 30, 2004, payments under the Class A plan totaled
$907,135, all of which all was paid by the Distributor to recipients, and included $57,232 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide for the service fee are similar to the services provided under the Class
A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased.
After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class
B or Class C shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The  Distributor's  actual  expenses in selling Class B and Class C shares may be more than the  payments it receives  from the  contingent  deferred  sales  charges  collected on redeemed  shares and from the Fund under the plans. If either the Class B or Class C plan is terminated  by the Fund,  the Board of Trustees  may allow the Fund to continue  payments of the asset-based sales charge to the Distributor for distributing  shares before the plan was terminated.

 -----------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9/30/04
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class:             Total          Amount      Distributor's   Distributor's
                                                 Aggregate     Unreimbursed
                                               Unreimbursed    Expenses as %
                   Payments     Retained by      Expenses      of Net Assets
                  Under Plan    Distributor     Under Plan       of Class
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class B Plan
                   $845,558     $686,780(1)     $1,148,868         1.21%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class C Plan
                  $2,431,142   $1,422,584(2)    $4,200,174         1.37%
 -----------------------------------------------------------------------------
1.    Includes $2,503 paid to an affiliate of the Distributor's parent company.
2.    Includes $20,571 paid to an affiliate of the Distributor's parent company.

      All  payments  under  the Class B and Class C plans  are  subject  to the  limitations imposed by the Conduct  Rules of the National  Association  of Securities  Dealers,  Inc. on
payments of asset-based sales charges and service fees to NASD members.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this Statement of Additional Information. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries as sales commissions (see "About Your Account" in the
              Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule
              12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the
              Manager or Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing"
         payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the
              Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this Statement of Additional Information. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the
Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the Fund or other
         Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies'
         variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the
         Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the
Manager or Distributor for marketing or program support:

  ===============================================================================
  ADVEST INC.                             AEGON
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  A.G. Edwards & Sons, Inc.               AIG Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Allianz Life Insurance Company          Allstate Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Ameritas Life Insurance Corporation     American Centurian Life Insurance
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Enterprise Life Insurance      American Express Financial Advisors
                                          Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Portfolios                     Annuity Investors Life
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  AXA Advisors                            Banc One Securities Corporation
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Bank of New York                        Cadaret Grant & Co. Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Charter One Securities Inc.             Chase Investment Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Citigroup Financial Network             CitiStreet
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Citizens Bank of Rhode Island           CJM Planning Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Columbus Life Insurance Company         Commonwealth Financial Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Federal Kemper                          First Allied Securities Inc
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  First Global Capital                    GE Financial Assurance
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  HD Vest                                 Hewitt Associates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  HSBC Brokerage (USA) Inc.               ING Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                          Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Kemper Life Assurance Company           Legend Equities Corporation
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                          Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Lincoln Financial Advisors Corporation  Lincoln Investment Planning
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Metlife and affiliates                  Minnesota Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Morgan Stanley DW Inc.                  NPH Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Nationwide and affiliates               New York Life Securities, LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  PacLife Network                         Park Avenue Securities LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Planmember Securities Corporation       Prime Capital Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Princor Financial Services Corporation  Protective Life Insurance Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Provident Mutual Insurance Company      Prudential Investment Management
                                          Services LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  RBC Dain Rauscher Inc.                  Securities America, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Security Benefit Life Insurance Company Signator Investments
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Sun Life Insurance Company              Suntrust Investment Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  UBS Financial Services Inc.             Union Central Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Wachovia Securities LLC                 Wells Fargo Investments, LLC
  ===============================================================================

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ===============================================================================
  ABN AMRO                                ADP
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Stock & Transfer               Baden Retirement
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  BCG                                     Benefit Administration Co., LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Benetech, Inc.                          BISYS Retirement Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Boston Financial Data Services          Ceridian
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Circle Trust Company                    Citigroup
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  CitiStreet                              CPI
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Daily Access.Com, Inc.                  Digital Retirement Solutions
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Dyatech                                 ERISA Administrative Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  ExpertPlan.com                          FAScore
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  FBD Consulting                          Federated Investors
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Fidelity Institutional                  First National Bank of Omaha
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  First Trust Corp.                       Franklin Templeton
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Geller Group                            Gold K
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  ICMA - RC Services                      In West Pension Mgmt
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Independent Plan Coordinators           Ingham Group
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Kaufman & Goble                         Leggette & Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Manulife                                MassMutual Financial Group and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Merrill Lynch & Co., Inc.               Metavante
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Metlife Securities Inc.                 MFS Investment Management
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Mid Atlantic Capital Corp.              Milliman USA
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Morgan Stanley DW Inc.                  National City Bank
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  National Financial Services Corp.       National Investors Services Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Nationwide Investment Service Corp.     New York Life Investment Management,
                                          Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Northwest Plan Services                 Pension Administration and Consulting
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  PFPC, Inc.                              PSMI Group
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Putnam Fiduciary Trust Company          Quads Trust Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  RSM McGladrey                           SAFECO
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Charles Schwab & Co., Inc.              Security Trust Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Sentinel / National Life                Standard Insurance Co
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Suntrust Investment Services, Inc.      Swerdlin & Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  The 401k Company                        The Investment Center, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Trusource                               Union Bank and Trust Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  USI Consulting Group                    Vanguard Group
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Web401K.com                             Wilmington Trust Company
  ===============================================================================

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the
Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the
Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield")
is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)(6) -1]
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares.
Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield)
and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

         Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  The
Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated
income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield may be used to compare  the tax  effects of income  derived from the Fund  with  income  from  taxable  investments  at the tax rates  stated.  Your tax bracket is determined by your federal and state  taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).

------------------------------------------------------------------------------
           The Fund's Yields for the 30-Day Periods Ended 9/30/04
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                                        Tax-Equivalent Yield
              Standardized Yield      Dividend Yield      (35.00% Fed. Tax
                                                              Bracket)
Class of
Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Without     After     Without    After     Without     After
               Sales      Sales      Sales     Sales      Sales      Sales
               Charge     Charge    Charge     Charge     Charge     Charge
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A        4.39%      4.23%      4.91%     4.74%      6.75%      6.51%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B        3.63%       N/A       4.22%      N/A       5.59%       N/A
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C        3.65%       N/A       4.25%      N/A       5.61%       N/A
------------------------------------------------------------------------------

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of
3.50% (as a percentage of the offering price) is deducted from the initial investment ("P"
in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year,
3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year and none thereafter.  For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    ERV      - 1  Average Annual Total
          l/n     Return
    ------
      P

o     Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of
Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and Redemptions).  The
"average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 9/30/04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           Cumulative Total            Average Annual Total Returns
             Returns (10
                years
              or life of
 Class of       class)
  Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                  5-Year           10-Year
                                 1-Year         (or life of      (or life of
                                                  class)           class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           After   Without  After    Without After    Without  After    Without
           Sales   Sales    Sales    Sales   Sales    Sales    Sales    Sales
           Charge   Charge   Charge  Charge   Charge   Charge   Charge  Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A(1) 71.47%   77.68%   4.82%    8.62%   5.16%    5.91%    5.54%   5.92%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B(2) 56.28%   56.28%   3.81%    7.81%   4.94%    5.10%    5.06%   5.06%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C(3) 65.01%   65.01%   6.85%    7.85%   5.12%    5.12%    5.14%   5.14%
-------------------------------------------------------------------------------
1. Inception of Class A: 11/11/86.
2. Inception of Class B: 9/11/95.
3.    Inception of Class C: 12/1/93.

----------------------------------------------------------------------------------
      Average Annual Total Returns for Class A Shares (After Sales Charge)
                          For the Period Ended 09/30/04
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                1-Year     5-Year or Life of   10- Year or Life
                                                 Class             of Class
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
      After Taxes on            4.82%            5.12%             5.52%(1)
       Distributions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
After Taxes on
Distributions and               4.92%            5.11%             5.47%(1)
Redemption of Fund Shares
----------------------------------------------------------------------------------
1.    Inception of Class A shares: 11/11/86.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked in the municipal national intermediate category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5%
receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as
Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or
Transfer Agent, and of the investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.
Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the
Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United
         States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least
$50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the
NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If
Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the
Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund III
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Dividend Growth Fund          Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer   International   Diversified
Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer Value Fund
Oppenheimer  International  Small Company
Fund                                      Limited-Term New York Municipal Fund
Oppenheimer International Value Fund      Rochester Fund Municipals
Oppenheimer   Limited   Term   California
Municipal Fund                            Oppenheimer Portfolio Series:
                                            Active Allocation Fund
                                            Aggressive Investor Fund
                                            Conservative Investor Fund
Oppenheimer Limited-Term Government Fund    Moderate Investor Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the
Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the
Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.
The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter. If the intended  purchase amount under a Letter entered into by an  OppenheimerFunds  prototype
401(k) plan is not purchased by the plan by the end of the Letter  period,  there will be no adjustment of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of
$2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the
13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the
Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the
Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset
Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The
Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which
Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes.
The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.
Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance
Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer
      Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus,
      Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the Service
Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.
The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S.
holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     As explained in the prospectus, if the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid"
price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities. Securities
(including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund.
Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts
           (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal
Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order.  The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares.  The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution
"in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act.
Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of
Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The
Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares"
for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes.
Normally, the Exchange closes at 4:00 p.m., but may do so earlier on some days.
Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents in proper form. The signature(s)
of the registered owners on the redemption documents must be guaranteed as described in the
Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at
$5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges
(see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer
Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the
Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the
Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.
The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The
Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the
Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer
Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial Money Market Trust
      Centennial California Tax Exempt      Centennial New York Tax Exempt
      Trust                                 Trust
      Centennial Government Trust           Centennial Tax Exempt Trust

      The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund       Oppenheimer  New  Jersey   Municipal
                                              Fund
   Oppenheimer AMT-Free Municipals            Oppenheimer    Principal   Protected
                                              Main Street Fund II
   Oppenheimer AMT-Free New York Municipals   Oppenheimer  Pennsylvania  Municipal
                                              Fund
   Oppenheimer California Municipal Fund      Oppenheimer    Rochester    National
                                              Municipals
   Oppenheimer International Value Fund       Oppenheimer   Senior  Floating  Rate
                                              Fund
   Oppenheimer    Limited   Term    CaliforniaRochester Fund Municipals
   Municipal Fund
   Oppenheimer Limited Term Municipal Fund
   Oppenheimer Money Market Fund, Inc.

      The following funds do not offer Class Y shares:
      Limited Term New York Municipal Fund    Oppenheimer International Small
                                              Company Fund
      Oppenheimer AMT-Free Municipals        Oppenheimer Limited Term Municipal Fund
      Oppenheimer AMT-Free New York          Oppenheimer New Jersey Municipal Fund
      Municipals
      Oppenheimer Balanced Fund              Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer California Municipal Fund  Oppenheimer Principal Protected Main
                                             Street Fund
      Oppenheimer Capital Income Fund        Oppenheimer Principal Protected Main
                                             Street Fund II
      Oppenheimer Cash Reserves              Oppenheimer Principal Protected Main
                                             Street Fund III
      Oppenheimer Champion Income Fund       Oppenheimer Quest Capital Value Fund,
                                             Inc.
      Oppenheimer Convertible Securities     Oppenheimer Quest International Value
      Fund                                   Fund, Inc.
      Oppenheimer Disciplined Allocation     Oppenheimer Rochester National
      Fund                                   Municipals
      Oppenheimer Developing Markets Fund
      Oppenheimer Gold & Special Minerals    Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Bond Fund    Oppenheimer Total Return Bond Fund
      Oppenheimer International Growth Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for
      Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of
      Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for
      Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of
      Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer
      Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the Oppenheimer funds.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund II until after the expiration of the warranty period (2/4/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide
60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund Municipals
acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class
A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund,
Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and
Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b)
plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal
Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional
Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment
Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy
Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer
Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional
Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|   Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue
Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90%
of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.
      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by
December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the Internal
Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the
Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the
Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund
(or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).
Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year..

|X|   Foreign  Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include,  but not limited to, a nonresident alien individual,  a foreign trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is effectively  connected with the conduct of a U.S.  trade or business.  Typically,  ordinary  income  dividends  paid (not  including exempt-interest  dividends  paid  by the  Fund)  from  a  mutual  fund  are  not  considered
"effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of
Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer
Agent in writing and must have an existing account in the fund selected for reinvestment.
Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.
It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank.  Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the
Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP served as the
Independent Registered Public Accounting Firm for the Fund. Deloitte & Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte &
Touche LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by
Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER LIMITED TERM  MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Limited Term Municipal Fund, including the statement of investments, as of September 30, 2004, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Limited Term Municipal Fund as of September 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 16, 2004

STATEMENT OF INVESTMENTS  September 30, 2004
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--99.8%
----------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.4%
$     100,000    AL 21st Century Authority Tobacco
                 Settlement                                          5.250%      12/01/2006     12/01/2006      $    103,546
----------------------------------------------------------------------------------------------------------------------------
        5,000    AL HFA (Collateralized Home Mortgage)               6.100       10/01/2020     04/01/2009 1           5,133
----------------------------------------------------------------------------------------------------------------------------
       45,000    AL Higher Education Loan Corp.
                 (Student Loan)                                      6.150       09/01/2010     03/01/2005 1          45,997
----------------------------------------------------------------------------------------------------------------------------
       35,000    AL Hsg. Finance Authority                           5.750       04/01/2012     04/01/2009 1          36,903
----------------------------------------------------------------------------------------------------------------------------
      100,000    AL Private Colleges & Universities Facilities
                 Authority (Tuskegee University)                     5.750       09/01/2026     09/01/2008 1         107,134
----------------------------------------------------------------------------------------------------------------------------
    4,505,000    Bay Minette, AL IDB (B.F. Goodrich)                 6.500       02/15/2009     08/15/2005 1       4,555,456
----------------------------------------------------------------------------------------------------------------------------
       30,000    Birmingham, AL Private Educational Building
                 Authority (Birmingham-Southern College)             6.000       12/01/2021     06/01/2008 1          30,850
----------------------------------------------------------------------------------------------------------------------------
       50,000    Birmingham, AL Special Care Facilities
                 Financing Authority (Baptist Health System)         6.000       11/15/2024     05/01/2005 1          52,117
----------------------------------------------------------------------------------------------------------------------------
       20,000    Courtland, AL IDB
                 (Champion International Corp.)                      5.750       11/01/2027     11/01/2009 1          20,139
----------------------------------------------------------------------------------------------------------------------------
       15,000    Courtland, AL IDB
                 (Champion International Corp.)                      5.900       02/01/2017     02/01/2006 1          15,355
----------------------------------------------------------------------------------------------------------------------------
    2,000,000    Courtland, AL IDB
                 (Champion International Corp.)                      6.150       06/01/2019     06/01/2007 1       2,082,680
----------------------------------------------------------------------------------------------------------------------------
       50,000    Courtland, AL IDB
                 (Champion International Corp.)                      6.500       09/01/2025     09/01/2007 1          52,554
----------------------------------------------------------------------------------------------------------------------------
    1,050,000    Courtland, AL IDB
                 (Champion International Corp.), Series A            6.375       03/01/2029     03/01/2005 1       1,052,216
----------------------------------------------------------------------------------------------------------------------------
       40,000    Cullman, AL Medical Clinic
                 (Cullman Regional Medical Center)                   6.500       02/15/2013     02/15/2005 1          40,176
----------------------------------------------------------------------------------------------------------------------------
    3,175,000    Fairfield, AL Industrial Devel. Board
                 (USX Corp.)                                         6.700       12/01/2024     06/01/2005 1       3,305,175
----------------------------------------------------------------------------------------------------------------------------
        5,000    Huntsville, AL IDB (Coltec Industries)              9.875       10/01/2010     10/01/2004 1           5,011
----------------------------------------------------------------------------------------------------------------------------
       30,000    Jasper, AL Medical Clinic Board
                 (Walker Regional Medical Center) 5                  6.400       07/01/2011     01/01/2005 1          30,315
----------------------------------------------------------------------------------------------------------------------------
       50,000    Madison, AL GO                                      6.000       04/01/2023     04/01/2005 1          52,013
----------------------------------------------------------------------------------------------------------------------------
       60,000    Montgomery, AL Medical Clinic Board
                 Health Care                                         7.000       03/01/2015     03/01/2005 1          60,139
----------------------------------------------------------------------------------------------------------------------------
      370,000    Montgomery, AL Medical Clinic Board
                 Health Care                                         7.375       03/01/2006     12/01/2005 1         371,103
----------------------------------------------------------------------------------------------------------------------------
      775,000    Tuskugee, AL GO                                     7.000       01/01/2021     01/01/2006 1         788,563
                                                                                                                ------------
                                                                                                                  12,812,575
----------------------------------------------------------------------------------------------------------------------------
ALASKA--0.8%
       30,000    AK HFC, Series A                                    5.875       12/01/2030     12/01/2007 1          30,983
----------------------------------------------------------------------------------------------------------------------------
    1,460,000    AK Northern Tobacco Securitization
                 Corp. (TASC)                                        5.500       06/01/2029     02/24/2014 2       1,249,030

                  18 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
ALASKA Continued
$   6,000,000    AK Northern Tobacco Securitization
                 Corp. (TASC)                                        6.500%      06/01/2031     02/09/2014 2    $  5,601,540
----------------------------------------------------------------------------------------------------------------------------
       30,000    Northern AK Tobacco Securitization
                 Corp. (TASC)                                        6.200       06/01/2022     11/23/2008 3          30,051
                                                                                                                ------------
                                                                                                                   6,911,604
----------------------------------------------------------------------------------------------------------------------------
ARIZONA--1.3%
       50,000    El Mirage, AZ COP 5                                 6.900       08/01/2015     08/01/2005 1          51,241
----------------------------------------------------------------------------------------------------------------------------
    2,011,000    Glendale, AZ IDA (National Homes Trust IV)          7.500       10/20/2035     10/20/2010 1       2,203,131
----------------------------------------------------------------------------------------------------------------------------
      170,000    Greenlee County, AZ IDA Pollution Control
                 (Phelps Dodge Corp.)                                5.450       06/01/2009     06/01/2006 1         170,469
----------------------------------------------------------------------------------------------------------------------------
    1,870,000    Maricopa County, AZ IDA
                 (Christian Care Mesa II)                            6.000       01/01/2014     07/01/2011 3       1,875,049
----------------------------------------------------------------------------------------------------------------------------
       65,000    Maricopa County, AZ IDA
                 (Horizon Community Learning Center)                 6.375       06/01/2030     06/01/2008 1          67,975
----------------------------------------------------------------------------------------------------------------------------
      100,000    Maricopa County, AZ IDA
                 (Sun King Apartments)                               5.875       11/01/2008     08/12/2007 2          96,003
----------------------------------------------------------------------------------------------------------------------------
    4,525,000    Phoenix, AZ IDA
                 (Christian Care Retirement Apartments)              6.500       01/01/2026     07/01/2008 1       4,635,908
----------------------------------------------------------------------------------------------------------------------------
    1,950,000    Phoenix, AZ IDA
                 (Woodstone & Silver Springs)                        6.250       04/01/2023     04/01/2005 1       1,964,937
----------------------------------------------------------------------------------------------------------------------------
      195,000    Pima County, AZ IDA (Hacienda Del Rio)              6.125       05/20/2028     05/20/2005 1         196,385
----------------------------------------------------------------------------------------------------------------------------
       15,000    Pima County, AZ Junior College District             7.000       07/01/2009     01/01/2005 1          15,564
----------------------------------------------------------------------------------------------------------------------------
      750,000    Verrado, AZ Community Facilities District           6.500       07/15/2027     07/15/2013 1         776,490
                                                                                                                ------------
                                                                                                                  12,053,152
----------------------------------------------------------------------------------------------------------------------------
ARKANSAS--0.1%
       15,000    AR DFA, Series B                                    5.800       01/01/2023     07/01/2009 1          15,514
----------------------------------------------------------------------------------------------------------------------------
       30,000    AR DFA, Series C                                    6.600       07/01/2017     07/01/2007 1          30,281
----------------------------------------------------------------------------------------------------------------------------
       10,000    AR DFA, Series D                                    6.850       01/01/2027     07/01/2007 1          10,095
----------------------------------------------------------------------------------------------------------------------------
       25,000    Independence County, AR Pollution
                 Control (Arkansas Power & Light Company)            6.250       01/01/2021     07/01/2005 1          25,189
----------------------------------------------------------------------------------------------------------------------------
       40,000    Pope County, AR Pollution Control
                 (Arkansas Power& Light Company)                     6.300       12/01/2016     12/01/2004 1          40,941
----------------------------------------------------------------------------------------------------------------------------
       25,000    Pope County, AR Pollution Control
                 (Arkansas Power& Light Company)                     6.300       11/01/2020     11/01/2004 1          25,021
----------------------------------------------------------------------------------------------------------------------------
      875,000    Warren, AR Solid Waste Disposal
                 (Potlatch Corp.)                                    7.500       08/01/2013     02/01/2005 1         876,015
                                                                                                                ------------
                                                                                                                   1,023,056
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--9.0%
    1,000,000    CA CDA (East Valley Tourist)                       11.000       10/01/2020     03/01/2007 3       1,011,460
----------------------------------------------------------------------------------------------------------------------------
      895,000    CA County Tobacco Securitization
                 Agency (TASC)                                       5.500       06/01/2033     07/15/2013 2         765,377
----------------------------------------------------------------------------------------------------------------------------
    3,220,000    CA County Tobacco Securitization
                 Agency (TASC)                                       5.750       06/01/2029     12/01/2012 2       2,948,747

                  19 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     115,000    CA County Tobacco Securitization
                 Agency (TASC)                                       5.750%      06/01/2030     06/04/2012 2    $    102,520
----------------------------------------------------------------------------------------------------------------------------
    2,400,000    CA County Tobacco Securitization
                 Agency (TASC)                                       5.875       06/01/2043     06/04/2012 2       2,034,048
----------------------------------------------------------------------------------------------------------------------------
    5,000,000    CA Department of Water Resources
                 DRIVERS 5                                           8.256 6     05/01/2019     05/01/2012 1       5,807,000
----------------------------------------------------------------------------------------------------------------------------
   16,485,000    CA Golden State Tobacco Securitization
                 Corp.                                               6.250       06/01/2033     09/11/2012 2      15,613,273
----------------------------------------------------------------------------------------------------------------------------
    7,350,000    CA Golden State Tobacco Securitization
                 Corp.                                               7.900       06/01/2042     06/01/2013 1       7,879,421
----------------------------------------------------------------------------------------------------------------------------
    2,665,000    CA Golden State Tobacco Securitization
                 Corp. RITES 5                                      12.784 6     06/01/2022     06/01/2008 1       3,069,387
----------------------------------------------------------------------------------------------------------------------------
    3,830,000    CA Golden State Tobacco Securitization
                 Corp. RITES 5                                      12.784 6     06/01/2023     06/01/2008 1       4,371,371
----------------------------------------------------------------------------------------------------------------------------
       35,000    CA Loan Purchasing Finance Authority                5.600       10/01/2014     10/01/2004 1          35,280
----------------------------------------------------------------------------------------------------------------------------
    3,000,000    CA Pollution Control Financing Authority
                 (Southern California Edison Company)                6.400       12/01/2024     12/01/2004 1       3,014,940
----------------------------------------------------------------------------------------------------------------------------
    1,145,000    CA Public Works
                 (Dept. of Corrections-State Prison)                 5.500       06/01/2019     12/01/2004 1       1,170,568
----------------------------------------------------------------------------------------------------------------------------
    3,150,000    CA Statewide CDA (Fairfield Apartments)             6.500       01/01/2016     10/10/2011 3       3,198,573
----------------------------------------------------------------------------------------------------------------------------
    3,200,000    CA Statewide CDA COP
                 (Cedars-Sinai Medical Center) INFLOS 5              9.097 6     11/01/2015     11/01/2005 1       3,292,032
----------------------------------------------------------------------------------------------------------------------------
      100,000    CA Statewide CDA COP (Cedars-Sinai
                 Medical Center) PARS & INFLOS                       5.400 7     11/01/2015     11/01/2005 1         101,438
----------------------------------------------------------------------------------------------------------------------------
    2,500,000    Chula Vista, CA Redevel. Agency (Bayfront)          7.625       09/01/2024     09/01/2005 1       2,674,075
----------------------------------------------------------------------------------------------------------------------------
      770,000    Coalinga, CA Regional Medical Center COP            5.000       09/01/2014     02/03/2010 2         758,912
----------------------------------------------------------------------------------------------------------------------------
      170,000    Fontana, CA Public Finance Authority, Series A      5.625       09/01/2024     09/01/2005 1         174,950
----------------------------------------------------------------------------------------------------------------------------
       30,000    Garden Grove, CA COP
                 (Bahia Village/Emerald Isle)                        5.700       08/01/2023     02/01/2005 1          30,389
----------------------------------------------------------------------------------------------------------------------------
    3,750,000    Lake Elsinore, CA Public Financing
                 Authority, Series F                                 7.100       09/01/2020     09/01/2007 1       4,082,100
----------------------------------------------------------------------------------------------------------------------------
       20,000    Lancaster, CA Redevel. Agency Tax Allocation        5.700       08/01/2023     02/01/2005 1          20,440
----------------------------------------------------------------------------------------------------------------------------
    1,820,000    Northern CA Tobacco Securitization
                 Authority (TASC), Series A                          5.250       06/01/2031     05/29/2014 2       1,506,541
----------------------------------------------------------------------------------------------------------------------------
      250,000    Northern CA Tobacco Securitization
                 Authority (TASC), Series B                          5.000       06/01/2028     04/28/2010 2         219,883
----------------------------------------------------------------------------------------------------------------------------
    1,800,000    Oakland, CA GO                                      6.000       06/15/2022     12/15/2004 1       1,829,160
----------------------------------------------------------------------------------------------------------------------------
      600,000    Sacramento, CA Special Tax
                 (Community Facilities District No. 97-1)            6.750       09/01/2027     09/01/2005 1         628,506
----------------------------------------------------------------------------------------------------------------------------
      500,000    Sacramento, CA Cogeneration Authority
                 (Proctor & Gamble)                                  6.375       07/01/2010      7/01/2005 1         520,260
----------------------------------------------------------------------------------------------------------------------------
    2,000,000    Sacramento, CA Power Authority
                 (Cogeneration)                                      6.000       07/01/2022     07/01/2006 1       2,109,340

                  20 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      25,000    San Gabriel Valley, CA Schools Financing
                 Authority (Pomona Unified School District)          5.800%      02/01/2019     02/01/2006 1    $     25,524
----------------------------------------------------------------------------------------------------------------------------
    6,000,000    Santa Rosa, CA Rancheria Tachi Yokut
                 Tribe Enterprise                                    6.125       03/01/2013     04/06/2011 2       6,016,800
----------------------------------------------------------------------------------------------------------------------------
    6,060,000    Southern CA Tobacco Securitization
                 Authority (TASC)                                    5.500       06/01/2036     08/18/2014 2       5,153,909
----------------------------------------------------------------------------------------------------------------------------
       30,000    Torrance, CA Water, Series A                        6.300       03/01/2014     03/01/2005 1          30,712
                                                                                                                ------------
                                                                                                                  80,196,936
----------------------------------------------------------------------------------------------------------------------------
COLORADO--1.7%
    1,825,000    Adams County, CO Hsg. Authority
                 (Aztec Villa Apts.)                                 5.850       12/01/2027     12/01/2009 1       1,896,102
----------------------------------------------------------------------------------------------------------------------------
      200,000    Adams County, CO Pollution Control,
                 Series A                                            5.875       04/01/2014     10/01/2004 1         200,682
----------------------------------------------------------------------------------------------------------------------------
       20,000    Arapahoe County, CO School District GO              6.350       12/01/2004     12/01/2004            20,153
----------------------------------------------------------------------------------------------------------------------------
       15,000    Boulder County, CO Multifamily Hsg.
                 (Legacy Apartments)                                 6.100       11/20/2025     11/20/2005            15,483
----------------------------------------------------------------------------------------------------------------------------
       90,000    CO Health Facilities Authority
                 (Northern Colorado Medical Center)                  6.000       05/15/2020     11/15/2004 1          91,185
----------------------------------------------------------------------------------------------------------------------------
       12,000    CO Hsg. & Finance Authority, Series A               7.400       11/01/2027     11/01/2004 3          12,529
----------------------------------------------------------------------------------------------------------------------------
      500,000    CO Hsg. & Finance Authority, Series B-2             6.400       10/01/2027     04/01/2006 1         530,815
----------------------------------------------------------------------------------------------------------------------------
       80,000    CO Hsg. & Finance Authority, Series B1              7.900       12/01/2025     01/01/2005 3          80,450
----------------------------------------------------------------------------------------------------------------------------
      335,000    CO Hsg. & Finance Authority, Series C-2             6.875       11/01/2028     03/01/2005 3         336,605
----------------------------------------------------------------------------------------------------------------------------
      820,000    CO Hsg. & Finance Authority, Series D-2             6.350       11/01/2029     11/01/2015 1         852,201
----------------------------------------------------------------------------------------------------------------------------
       20,000    Denver, CO City & County Airport                    5.600       11/15/2020     11/15/2006 1          21,125
----------------------------------------------------------------------------------------------------------------------------
       30,000    Denver, CO City & County Airport                    5.600       11/15/2025     11/15/2006 1          31,152
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    Denver, CO City & County Airport RITES 5           10.022 6     11/15/2014     11/15/2010 1       1,256,140
----------------------------------------------------------------------------------------------------------------------------
    1,500,000    Denver, CO City & County Airport RITES 5           10.022 6     11/15/2015     11/15/2010 1       1,854,195
----------------------------------------------------------------------------------------------------------------------------
    1,500,000    Denver, CO City & County Airport RITES 5           10.022 6     11/15/2016     11/15/2010 1       1,845,525
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    Denver, CO City & County Airport RITES 5           10.022 6     11/15/2018     11/15/2010 1       1,230,350
----------------------------------------------------------------------------------------------------------------------------
    4,930,000    Denver, CO City & County Airport, Series A          7.500       11/15/2023     11/15/2004 1       5,060,300
----------------------------------------------------------------------------------------------------------------------------
       35,000    Pueblo County, CO Single Family Mortgage            7.050       11/01/2027     11/01/2006 1          35,120
                                                                                                                ------------
                                                                                                                  15,370,112
----------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--0.6%
    2,000,000    CT Devel. Authority Airport Facility (Learjet)      7.950       04/01/2026     10/01/2014 1       2,273,680
----------------------------------------------------------------------------------------------------------------------------
      105,000    CT Devel. Authority Water Facilities
                 (Bridgeport Hydraulic Corp.)                        5.500       06/01/2028     12/01/2004 1         106,300
----------------------------------------------------------------------------------------------------------------------------
      125,000    CT Devel. Authority Water Facilities
                 (Bridgeport Hydraulic Corp.)                        5.600       06/01/2028     06/01/2005 1         126,509
----------------------------------------------------------------------------------------------------------------------------
       20,000    CT H&EFA (Greenwich Hospital Association)           5.800       07/01/2026     07/01/2006 1          21,461
----------------------------------------------------------------------------------------------------------------------------
      410,000    CT H&EFA (New Britain General Hospital),
                 Series B                                            6.000       07/01/2024     01/01/2005 1         419,520
----------------------------------------------------------------------------------------------------------------------------
       35,000    CT H&EFA (St. Raphael Hospital)                     6.200       07/01/2014     01/01/2005 1          35,123

                  21 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
CONNECTICUT Continued
$      30,000    CT H&EFA, Series E                                  6.500%      07/01/2014     01/01/2005 1    $     31,025
----------------------------------------------------------------------------------------------------------------------------
       45,000    CT HFA                                              6.000       11/15/2027     11/15/2008 1          46,630
----------------------------------------------------------------------------------------------------------------------------
       20,000    CT HFA, Series G                                    5.950       11/15/2017     11/15/2008 1          20,948
----------------------------------------------------------------------------------------------------------------------------
    1,480,000    CT Resource Recovery Authority
                 (Browning-Ferris Industries)                        6.450       11/15/2022     11/15/2006 1       1,516,852
----------------------------------------------------------------------------------------------------------------------------
       40,000    Hartford, CT Redevel. Agency (Underwood)           10.000       02/01/2025     02/01/2005 1          42,086
----------------------------------------------------------------------------------------------------------------------------
      600,000    Mashantucket, CT Western Pequot Tribe,
                 Series B                                            5.600       09/01/2009     09/01/2007 1         653,658
                                                                                                                ------------
                                                                                                                   5,293,792
----------------------------------------------------------------------------------------------------------------------------
DELAWARE--0.1%
    1,080,000    DE EDA (Student Hsg.-University Courtyard)          5.750       08/01/2014     08/01/2010 1       1,185,656
----------------------------------------------------------------------------------------------------------------------------
       25,000    DE Hsg. Authority (Multifamily Mtg.)                7.375       01/01/2015     01/01/2005 1          25,146
----------------------------------------------------------------------------------------------------------------------------
       20,000    DE Hsg. Authority (Single Family Mtg.)              6.050       07/01/2028     07/01/2009 1          20,443
                                                                                                                ------------
                                                                                                                   1,231,245
----------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--0.4%
    3,000,000    District of Columbia (Carnegie Endowment)           5.750       11/15/2026     05/15/2006         3,202,110
----------------------------------------------------------------------------------------------------------------------------
       55,000    Metropolitan Washington D.C. Airport
                 Authority, Series B                                 5.500       10/01/2023     10/01/2009 1          56,783
                                                                                                                ------------
                                                                                                                   3,258,893
----------------------------------------------------------------------------------------------------------------------------
FLORIDA--6.9%
       30,000    Bay County, FL Water System                         6.250       09/01/2014     03/01/2005 1          30,112
----------------------------------------------------------------------------------------------------------------------------
      170,000    Brevard County, FL Industrial Devel.
                 (NUI Corp.)                                         6.400       10/01/2024     10/01/2004 1         174,014
----------------------------------------------------------------------------------------------------------------------------
       35,000    Brevard County, FL Industrial Devel.
                 (The Kroger Company)                                7.250       01/01/2009     01/01/2005 1          36,124
----------------------------------------------------------------------------------------------------------------------------
    2,000,000    Broward County, FL Airport Facilities
                 (Learjet)                                           7.500       11/01/2020     11/01/2014 1       2,211,560
----------------------------------------------------------------------------------------------------------------------------
       15,000    Broward County, FL HFA Single Family
                 Mtg., Series A                                      6.200       04/01/2030     04/01/2009 1          15,638
----------------------------------------------------------------------------------------------------------------------------
      220,000    Clay County, FL Hsg. Finance Authority
                 (Single Family Mtg.)                                6.550       03/01/2028     03/01/2007 1         225,144
----------------------------------------------------------------------------------------------------------------------------
      200,000    Collier County, FL Health Facilities
                 Authority (The Moorings, Inc.)                      7.000       12/01/2019     12/01/2004 1         205,628
----------------------------------------------------------------------------------------------------------------------------
       20,000    Collier County, FL IDA (Allete)                     6.500       10/01/2025     01/01/2006 1          20,984
----------------------------------------------------------------------------------------------------------------------------
    2,300,000    Concorde Estates, FL Community
                 Devel. District                                     5.000       05/01/2011     05/01/2007 2       2,308,993
----------------------------------------------------------------------------------------------------------------------------
      100,000    Dade County, FL Aviation
                 (Miami International Airport)                       5.750       10/01/2015     10/01/2005 1         104,883
----------------------------------------------------------------------------------------------------------------------------
      215,000    Dade County, FL Aviation
                 (Miami International Airport)                       5.750       10/01/2026     10/01/2008 1         229,654
----------------------------------------------------------------------------------------------------------------------------
    4,445,000    Dade County, FL Aviation
                 (Miami International Airport)                       6.000       10/01/2024     10/01/2005 1       4,688,942

                  22 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      20,000    Dade County, FL Health Facilities Authority
                 (Baptist Hospital of Miami)                         5.250%      05/15/2013     11/15/2004 1    $     20,155
----------------------------------------------------------------------------------------------------------------------------
       20,000    Dade County, FL HFA
                 (Lincoln Fields Apartments)                         6.250       07/01/2024     01/01/2005 1          20,023
----------------------------------------------------------------------------------------------------------------------------
      120,000    Edgewater, FL Water & Sewer                         5.500       10/01/2021     10/01/2004 1         121,514
----------------------------------------------------------------------------------------------------------------------------
       20,000    Escambia County, FL HFA (Multi-County)              6.400       10/01/2030     04/01/2010 1          20,349
----------------------------------------------------------------------------------------------------------------------------
       85,000    Escambia County, FL Pollution Control
                 (Champion International Corp.)                      5.875       06/01/2022     12/01/2005 1          85,458
----------------------------------------------------------------------------------------------------------------------------
      160,000    Escambia County, FL Pollution Control
                 (Champion International Corp.)                      6.400       09/01/2030     09/01/2008 1         166,102
----------------------------------------------------------------------------------------------------------------------------
    3,585,000    Escambia County, FL Pollution Control
                 (Champion International Corp.)                      6.900       08/01/2022     02/01/2005 1       3,663,834
----------------------------------------------------------------------------------------------------------------------------
       25,000    FL Agriculture & Mechanical University
                 (Student Apts.)                                     5.625       07/01/2021     07/01/2006 1          26,633
----------------------------------------------------------------------------------------------------------------------------
       40,000    FL Department of Corrections COP
                 (Okeechobee Correctional)                           6.250       03/01/2015     03/01/2005 1          41,505
----------------------------------------------------------------------------------------------------------------------------
    9,260,000    FL Gateway Services Community Devel.
                 District Special Assessment (Sun City Center)       5.500       05/01/2010     08/15/2005 2       9,377,509
----------------------------------------------------------------------------------------------------------------------------
       50,000    FL HFA                                              5.750       07/01/2017     07/01/2009 1          51,115
----------------------------------------------------------------------------------------------------------------------------
       15,000    FL HFA (Holly Cove Apartments)                      6.250       10/01/2035     10/01/2007 1          15,435
----------------------------------------------------------------------------------------------------------------------------
       25,000    FL HFA (Indian Run Apartments)                      6.100       12/01/2026     12/01/2008 1          25,944
----------------------------------------------------------------------------------------------------------------------------
       15,000    FL HFA (Landings at Sea Forest)                     5.850       12/01/2018     12/01/2008 1          15,665
----------------------------------------------------------------------------------------------------------------------------
       20,000    FL HFA (Mariner Club Apartments), Series K-1        6.375       09/01/2036     09/01/2008 1          20,769
----------------------------------------------------------------------------------------------------------------------------
      480,000    FL HFA (Multifamily Hsg.), Series I                 6.500       07/01/2016     04/19/2013 2         454,493
----------------------------------------------------------------------------------------------------------------------------
      620,000    FL HFA (Multifamily Hsg.), Series I                 6.625       07/01/2028     07/09/2023 2         549,258
----------------------------------------------------------------------------------------------------------------------------
       15,000    FL HFA (Stoddard Arms Apartments)                   5.900       09/01/2010     09/01/2006 1          15,744
----------------------------------------------------------------------------------------------------------------------------
       15,000    FL HFA (Windchase Apartments), Series C             5.900       12/01/2027     06/01/2009 1          15,513
----------------------------------------------------------------------------------------------------------------------------
      175,000    FL HFA (Worthington Apartments)                     6.050       12/01/2025     12/01/2007 1         180,385
----------------------------------------------------------------------------------------------------------------------------
       55,000    FL HFA, Series A                                    6.400       06/01/2024     06/01/2005            56,375
----------------------------------------------------------------------------------------------------------------------------
       30,000    FL HFC                                              5.900       07/01/2021     07/01/2009 1          30,661
----------------------------------------------------------------------------------------------------------------------------
       30,000    FL HFC (Winterlakes Sanctuary), Series H-1          6.000       09/01/2032     09/01/2011 1          31,494
----------------------------------------------------------------------------------------------------------------------------
       25,000    FL State Board of Education GO, Series F            5.500       06/01/2018     06/01/2006 1          26,574
----------------------------------------------------------------------------------------------------------------------------
    2,930,000    FL Village Community Devel. District No. 5
                 Special Assessment, Series B                        5.000       05/01/2008     07/01/2005 2       2,943,595
----------------------------------------------------------------------------------------------------------------------------
    2,695,000    Herons Glen, FL Recreation District
                 Special Assessment                                  5.900       05/01/2019     05/01/2010 1       2,759,734
----------------------------------------------------------------------------------------------------------------------------
       55,000    Hillsborough County, FL Aviation Authority
                 (Tampa International Airport)                       6.000       10/01/2023     10/01/2006 1          59,485
----------------------------------------------------------------------------------------------------------------------------
       20,000    Hillsborough County, FL Port District
                 (Tampa Port Authority)                              6.000       06/01/2020     06/01/2005 1          20,884
----------------------------------------------------------------------------------------------------------------------------
       75,000    Jacksonville, FL Port Authority                     5.625       11/01/2018     11/01/2008 1          80,147
----------------------------------------------------------------------------------------------------------------------------
       65,000    Jacksonville, FL Water & Sewage
                 (United Waterworks)                                 6.350       08/01/2025     08/01/2005 1          68,512

                  23 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      25,000    Lakeland, FL Light & Water                          5.750%      10/01/2019     10/01/2004 1    $     27,349
----------------------------------------------------------------------------------------------------------------------------
        5,000    Manatee County, FL HFA, Series A                    9.125       06/01/2016     12/01/2004 1           5,017
----------------------------------------------------------------------------------------------------------------------------
   10,125,000    Martin County, FL IDA
                 (Indiantown Cogeneration)                           7.875       12/15/2025     12/15/2004 1      10,428,041
----------------------------------------------------------------------------------------------------------------------------
       85,000    Miami, FL Community Redevel.
                 (Southeast Overtown/Park West)                      8.500       10/01/2015     10/01/2004 1          85,291
----------------------------------------------------------------------------------------------------------------------------
    3,500,000    Miami, FL Health Facilities Authority
                 (Mercy Hospital) IRS                                8.670 6     08/15/2015     02/15/2005 1       3,652,460
----------------------------------------------------------------------------------------------------------------------------
       60,000    Miami, FL Redevel. Agency
                 (City Center-Historic Convention Village)           5.875       12/01/2022     12/01/2006 1          61,294
----------------------------------------------------------------------------------------------------------------------------
      560,000    Miami, FL Sports & Exhibit Authority, Series A      6.150       10/01/2020     10/01/2004 1         562,016
----------------------------------------------------------------------------------------------------------------------------
       40,000    North Palm Beach Heights, FL Water
                 Control District, Series A                          6.500       10/01/2012     10/01/2004 1          40,157
----------------------------------------------------------------------------------------------------------------------------
      455,000    Oakland, FL Charter School                          6.950       12/01/2015     05/01/2011 2         454,763
----------------------------------------------------------------------------------------------------------------------------
       15,000    Orange County, FL Health Facilities Authority
                 (Orlando Regional Healthcare System)                6.000       11/01/2024     11/01/2004 1          15,050
----------------------------------------------------------------------------------------------------------------------------
       40,000    Orange County, FL Hsg. Finance Authority            5.800       09/01/2017     09/01/2009 1          40,507
----------------------------------------------------------------------------------------------------------------------------
    4,805,000    Pinellas County, FL HFA (Oaks of Clearwater)        6.375       06/01/2019     12/01/2013 1       4,944,826
----------------------------------------------------------------------------------------------------------------------------
       30,000    Pinellas County, FL HFA, Series A                   6.000       04/01/2029     04/01/2008 1          30,929
----------------------------------------------------------------------------------------------------------------------------
       35,000    Polk County, FL IDA Solid Waste Disposal
                 (Tampa Electric Company)                            5.850       12/01/2030     12/01/2008 1          37,677
----------------------------------------------------------------------------------------------------------------------------
    2,500,000    Reunion East, FL Community Devel.
                 District Special Assessment                         5.200       11/01/2007     05/01/2005 2       2,510,900
----------------------------------------------------------------------------------------------------------------------------
      210,000    Santa Rosa Bay, FL Bridge Authority                 6.250       07/01/2028     07/01/2006 1         215,103
----------------------------------------------------------------------------------------------------------------------------
      900,000    Sumter Landing, FL Community Devel.
                 District Special Assessment                         6.250       05/01/2013     05/01/2009 2         913,779
----------------------------------------------------------------------------------------------------------------------------
    6,000,000    Volusia County, FL EFA
                 (Emery-Riddle Aeronautical University)              6.125       10/15/2026     10/15/2008 1       6,186,600
----------------------------------------------------------------------------------------------------------------------------
      200,000    Volusia County, FL Health Facilities Authority
                 (Memorial Health Systems)                           5.750       11/15/2020     11/15/2004 1         204,870
----------------------------------------------------------------------------------------------------------------------------
       25,000    Wilton Manors, FL Water & Sewage                    5.500       10/01/2012     10/01/2004 1          25,468
                                                                                                                ------------
                                                                                                                  61,658,637
----------------------------------------------------------------------------------------------------------------------------
GEORGIA--2.1%
    2,000,000    Atlanta, GA Devel. Authority Student Hsg.
                 (ADA/CAU Partners)                                  6.000       07/01/2036     07/01/2016 1       2,109,460
----------------------------------------------------------------------------------------------------------------------------
       75,000    Burke County, GA Devel. Authority
                 (Georgia Power Company)                             5.450       05/01/2034     05/01/2006 1          75,746
----------------------------------------------------------------------------------------------------------------------------
    2,100,000    Cobb County, GA Devel. Authority
                 (Boise Cascade Corp.)                               7.000       09/01/2014     09/01/2006 1       2,134,314
----------------------------------------------------------------------------------------------------------------------------
       20,000    Fulton County, GA Hsg. Authority                    6.550       03/01/2018     03/01/2005 1          20,205
----------------------------------------------------------------------------------------------------------------------------
       85,000    GA Hsg. & Finance Authority
                 (Single Family Mtg.), Series A                      5.250       12/01/2020     12/01/2005 1          85,974

                  24 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
GEORGIA Continued
$      35,000    GA Hsg. & Finance Authority
                 (Single Family Mtg.), Series B-2                    6.100%      06/01/2031     11/01/2009 1    $     36,516
----------------------------------------------------------------------------------------------------------------------------
       20,000    GA Hsg. & Finance Authority
                 (Single Family Mtg.), Series C2                     5.800       12/01/2026     12/01/2009 1          20,912
----------------------------------------------------------------------------------------------------------------------------
       25,000    Hinesville, GA Leased Hsg. Corp.
                 (Regency Park)                                      7.250       01/15/2011     01/15/2011 1          26,054
----------------------------------------------------------------------------------------------------------------------------
       20,000    Macon-Bibb County, GA Industrial Authority          6.100       05/01/2018     05/01/2005 1          20,206
----------------------------------------------------------------------------------------------------------------------------
    4,055,000    Northwestern Gwinnett County,
                 GA Facilities Corp. COP (Dept. of Labor)            5.750       06/15/2019     05/14/2014 3       4,369,871
----------------------------------------------------------------------------------------------------------------------------
    1,615,000    Northwestern Gwinnett County,
                 GA Facilities Corp. COP
                 (Dept. of Motor Vehicle Safety)                     5.750       06/15/2019     05/18/2014 3       1,748,238
----------------------------------------------------------------------------------------------------------------------------
    6,380,000    Rockdale County, GA Devel. Authority
                 (Visy Paper)                                        7.400       01/01/2016     01/01/2005 1       6,591,816
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    Rockdale County, GA Devel. Authority
                 (Visy Paper)                                        7.500       01/01/2026     01/01/2006 1       1,033,300
----------------------------------------------------------------------------------------------------------------------------
       10,000    Rome, GA New Public Housing Authority 5             5.750       11/01/2010     11/01/2004 1          11,378
----------------------------------------------------------------------------------------------------------------------------
       40,000    Roswell, GA Hsg. Authority
                 (Liberty Wood Creek Apartments)                     5.700       03/01/2024     03/01/2006 1          40,592
----------------------------------------------------------------------------------------------------------------------------
      100,000    Savannah, GA EDA
                 (University Financing Foundation)                   6.750       11/15/2031     11/15/2010 1         109,472
                                                                                                                ------------
                                                                                                                  18,434,054
----------------------------------------------------------------------------------------------------------------------------
HAWAII--2.5%
    3,385,000    HI Airports System RITES 5                          9.253 6     07/01/2018     07/01/2011 1       4,103,737
----------------------------------------------------------------------------------------------------------------------------
    7,000,000    HI Department of Budget & Finance RITES 5           9.403 6     07/01/2020     07/11/2010 1       8,459,500
----------------------------------------------------------------------------------------------------------------------------
      805,000    HI Department of Budget & Finance
                 Special Purpose (Hawaiian Electric Company)         5.450       11/01/2023     11/01/2004 1         822,613
----------------------------------------------------------------------------------------------------------------------------
       85,000    HI Department of Budget & Finance
                 Special Purpose (Hawaiian Electric Company)         5.650       10/01/2027     10/01/2013 1          91,279
----------------------------------------------------------------------------------------------------------------------------
       50,000    HI Department of Budget & Finance
                 Special Purpose (Hawaiian Electric Company)         5.875       12/01/2026     12/01/2006 1          53,949
----------------------------------------------------------------------------------------------------------------------------
    6,000,000    HI Department of Budget & Finance
                 Special Purpose (Hawaiian Electric Company)         6.600       01/01/2025     01/01/2005 1       6,131,340
----------------------------------------------------------------------------------------------------------------------------
       20,000    HI Department of Budget & Finance Special
                 Purpose (Kapiolani Health Care System)              6.000       07/01/2019     07/01/2005 1          20,163
----------------------------------------------------------------------------------------------------------------------------
    1,710,000    HI Department of Budget & Finance Special
                 Purpose (Kapiolani Health Care System)              6.300       07/01/2008     01/01/2005 1       1,732,384
----------------------------------------------------------------------------------------------------------------------------
    1,005,000    HI Department of Budget & Finance Special
                 Purpose (Kapiolani Health Care System)              6.400       07/01/2013     01/01/2005 1       1,025,251
----------------------------------------------------------------------------------------------------------------------------
       25,000    HI Department of Budget & Finance Special
                 Purpose (Kapiolani Health Care)                     6.250       07/01/2021     07/01/2006 1          25,955
----------------------------------------------------------------------------------------------------------------------------
       50,000    HI Harbor Capital Improvement                       5.500       07/01/2027     07/01/2009 1          51,543
----------------------------------------------------------------------------------------------------------------------------
       10,000    HI HF&D Corp. (Single Family Mtg.), Series A        6.000       07/01/2026     07/01/2006 1          10,156
----------------------------------------------------------------------------------------------------------------------------
       20,000    HI HF&D Corp. (Single Family Mtg.), Series B        5.700       07/01/2013     07/01/2006 1          20,464

                  25 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
HAWAII Continued
$     150,000    HI HF&D Corp. (Single Family Mtg.), Series B        5.900%      07/01/2027     07/01/2006 1    $    153,498
                                                                                                                ------------
                                                                                                                  22,701,832
----------------------------------------------------------------------------------------------------------------------------
IDAHO--0.0%
       50,000    Bingham County, ID IDC
                 (Spudnik Equipment Company)                         5.600       12/15/2012     12/15/2004 1          50,123
----------------------------------------------------------------------------------------------------------------------------
       15,000    ID Hsg. & Finance Association
                 (Single Family Mtg.), Series F                      6.050       07/01/2009     08/01/2005 3          15,106
----------------------------------------------------------------------------------------------------------------------------
       30,000    ID Hsg. & Finance Association
                 (Single Family Mtg.), Series H-2                    6.200       07/01/2028     11/15/2006 3          30,674
----------------------------------------------------------------------------------------------------------------------------
       10,000    ID Hsg. Agency (Single Family Mtg.), Series A       5.850       01/01/2005     01/01/2005            10,011
----------------------------------------------------------------------------------------------------------------------------
       15,000    ID Hsg. Agency (Single Family Mtg.), Series A       6.125       07/01/2026     12/31/2010 2          15,749
----------------------------------------------------------------------------------------------------------------------------
       25,000    ID Water Resource Board
                 (General Waterworks Corp.)                          6.400       10/01/2024     10/01/2004 1          25,091
                                                                                                                ------------
                                                                                                                     146,754
----------------------------------------------------------------------------------------------------------------------------
ILLINOIS--1.4%
    1,700,000    Bedford Park, IL Tax Increment (71st & Cicero)      7.375       01/01/2012     01/01/2006 1       1,800,334
----------------------------------------------------------------------------------------------------------------------------
      120,000    Bryant, IL Pollution Control
                 (Central IL Light Company)                          5.900       08/01/2023     08/01/2005 1         122,135
----------------------------------------------------------------------------------------------------------------------------
        5,000    Chicago, IL Board of Education
                 (Chicago School Reform)                             5.750       12/01/2027     12/01/2007 1           5,490
----------------------------------------------------------------------------------------------------------------------------
    1,565,000    Chicago, IL FHA Insured Mortgage Loan
                 (Lakeview Towers)                                   6.550       12/01/2012     06/01/2005 1       1,588,052
----------------------------------------------------------------------------------------------------------------------------
      265,000    Chicago, IL Metropolitan HDC                        6.850       07/01/2022     01/01/2005 1         265,419
----------------------------------------------------------------------------------------------------------------------------
       20,000    Chicago, IL Metropolitan HDC
                 (Academy Square)                                    5.600       10/01/2025     10/01/2004 1          20,011
----------------------------------------------------------------------------------------------------------------------------
       35,000    Chicago, IL Midway Airport, Series B                5.750       01/01/2022     01/01/2007 1          37,072
----------------------------------------------------------------------------------------------------------------------------
       25,000    Chicago, IL Multifamily Hsg.
                 (St. Edmund's Village)                              6.125       09/20/2024     09/20/2010 1          26,495
----------------------------------------------------------------------------------------------------------------------------
      130,000    Chicago, IL O'Hare International Airport
                 (General Airport-Second Lien), Series A             5.500       01/01/2018     01/01/2005 1         130,256
----------------------------------------------------------------------------------------------------------------------------
      100,000    Greenville, IL EFA (Greenville College)             6.000       12/01/2009     12/01/2004 1         100,412
----------------------------------------------------------------------------------------------------------------------------
       15,000    IL DFA (Children's Home & Aid Society)              7.125       03/15/2007     03/15/2005 1          15,063
----------------------------------------------------------------------------------------------------------------------------
    2,540,000    IL DFA (Olin Corp.)                                 6.750       03/01/2016     04/01/2013 1       2,659,990
----------------------------------------------------------------------------------------------------------------------------
      750,000    IL DFA Pollution Control
                 (Central Illinois Public Service Company)           5.700       08/15/2026     02/15/2005 1         759,338
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    IL DFA Pollution Control
                 (Central Illinois Public Service Company)           6.375       01/01/2028     01/01/2005 1       1,000,980
----------------------------------------------------------------------------------------------------------------------------
    2,000,000    IL EFA (Art Institute of Chicago)                   5.375       03/01/2018     03/01/2013 1       2,145,340
----------------------------------------------------------------------------------------------------------------------------
       80,000    IL EFA (Educational Advancement Fund)               6.250       05/01/2034     05/01/2007 1          82,185
----------------------------------------------------------------------------------------------------------------------------
       30,000    IL Health Facilities Authority
                 (West Suburban Hospital Medical Center)             5.750       07/01/2015     07/01/2009 1          32,451
----------------------------------------------------------------------------------------------------------------------------
       15,000    IL Hsg. Devel. Authority (Multifamily Hsg.),
                 Series A                                            6.050       07/01/2015     07/01/2005 1          15,171

                  26 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$      85,000    IL Hsg. Devel. Authority (Multifamily Hsg.),
                 Series A                                            6.125%      07/01/2025     07/01/2005 1    $     85,772
----------------------------------------------------------------------------------------------------------------------------
       20,000    IL Hsg. Devel. Authority (Multifamily Hsg.),
                 Series C                                            5.950       07/01/2011     07/01/2005 1          20,230
----------------------------------------------------------------------------------------------------------------------------
       65,000    IL Hsg. Devel. Authority
                 (Multifamily Program), Series 3                     6.200       09/01/2023     09/01/2005 1          65,709
----------------------------------------------------------------------------------------------------------------------------
       10,000    IL Hsg. Devel. Authority
                 (Multifamily Program), Series 5                     6.650       09/01/2014     09/01/2005 1          10,212
----------------------------------------------------------------------------------------------------------------------------
       30,000    IL Metro Pier & Exposition Authority                6.500       06/15/2027     12/15/2004 1          30,413
----------------------------------------------------------------------------------------------------------------------------
       20,000    IL Student Assistance Commission
                 (Student Loan)                                      6.875       03/01/2015     03/01/2005 1          20,038
----------------------------------------------------------------------------------------------------------------------------
       15,000    Lake County, IL HFC, Series A                       6.800       05/01/2023     11/01/2004 1          15,023
----------------------------------------------------------------------------------------------------------------------------
      380,000    Lake County, IL HFC, Series A                       6.800       05/01/2023     11/01/2004 1         380,578
----------------------------------------------------------------------------------------------------------------------------
       75,000    Markham, IL GO                                      8.000       01/01/2011     01/01/2005 1          75,729
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    Onterie Center, IL HFC                              7.050       07/01/2027     07/01/2006 1       1,019,620
----------------------------------------------------------------------------------------------------------------------------
       80,000    Southwestern IL Devel. Authority (Kienstra)         6.050       09/01/2016     03/01/2005 1          81,536
                                                                                                                ------------
                                                                                                                  12,611,054
----------------------------------------------------------------------------------------------------------------------------
INDIANA--2.0%
   11,135,000    Hammond, IN Sewage & Solid Waste
                 Disposal (American Maize Products)                  8.000       12/01/2024     12/01/2004 1      11,477,735
----------------------------------------------------------------------------------------------------------------------------
       50,000    Henry County, IN Juvenile Center
                 Building Corp.                                      6.350       01/05/2007     01/01/2005 1          50,156
----------------------------------------------------------------------------------------------------------------------------
    1,665,000    Huntington, IN Economic Devel. Corp.
                 (Quanex Corp.)                                      6.500       08/01/2010     02/01/2007 1       1,684,564
----------------------------------------------------------------------------------------------------------------------------
       45,000    IN Bond Bank (Special Program), Series B            5.750       02/01/2020     08/01/2006 1          45,941
----------------------------------------------------------------------------------------------------------------------------
      155,000    IN DFA (PSI Energy)                                 5.750       02/15/2028     02/15/2005 1         156,629
----------------------------------------------------------------------------------------------------------------------------
       20,000    IN HFA (Single Family), Series B                    6.150       07/01/2017     07/01/2007 1          20,170
----------------------------------------------------------------------------------------------------------------------------
       40,000    IN Toll Road Finance Authority                      6.000       07/01/2013     01/01/2005 1          40,870
----------------------------------------------------------------------------------------------------------------------------
       10,000    IN Toll Road Finance Authority                      6.000       07/01/2015     01/01/2005 1          10,016
----------------------------------------------------------------------------------------------------------------------------
       30,000    IN Transportation Finance Authority                 6.250       11/01/2016     11/01/2004 1          30,102
----------------------------------------------------------------------------------------------------------------------------
       30,000    Lake County, IN Redevel. Authority                  6.500       02/01/2016     02/01/2005 1          31,046
----------------------------------------------------------------------------------------------------------------------------
       75,000    Lawrenceburg, IN Pollution Control
                 (Indiana Michigan Power Company)                    5.900       11/01/2019     11/01/2005 1          75,869
----------------------------------------------------------------------------------------------------------------------------
      140,000    Noblesville, IN Economic Devel.
                 (Lions Creek Association)                           7.000       11/01/2012     11/01/2004 1         146,321
----------------------------------------------------------------------------------------------------------------------------
    4,400,000    Sullivan, IN Pollution Control (Hoosier Energy)     7.100       04/01/2019     10/01/2004 1       4,532,000
----------------------------------------------------------------------------------------------------------------------------
       20,000    Sullivan, IN Pollution Control
                 (Indiana Michigan Power Company)                    5.950       05/01/2009     05/01/2005 1          20,232
                                                                                                                ------------
                                                                                                                  18,321,651
----------------------------------------------------------------------------------------------------------------------------
IOWA--2.0%
       45,000    Cedar Rapids, IA Pollution Control
                 (Iowa Electric Light & Power Company)               5.500       11/01/2023     11/01/2004 1          46,017

                  27 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
IOWA Continued
$      30,000    Council Bluffs, IA Pollution Control
                 (Midwest Power Systems)                             5.950%      05/01/2023     11/01/2004 1    $     30,398
----------------------------------------------------------------------------------------------------------------------------
    1,100,000    IA Finance Authority
                 (Boys & Girls Home & Family Services)               6.250       12/01/2028     12/01/2008 1       1,143,241
----------------------------------------------------------------------------------------------------------------------------
       15,000    IA Student Loan Liquidity Corp.                     6.125       12/01/2011     12/01/2004 1          15,041
----------------------------------------------------------------------------------------------------------------------------
   19,615,000    IA Tobacco Settlement Authority (TASC)              5.300       06/01/2025     09/07/2014 2      16,458,358
----------------------------------------------------------------------------------------------------------------------------
       20,000    Salix, IA Pollution Control
                 (Northwestern Public Service Company)               5.900       06/01/2023     12/01/2004 1          20,330
                                                                                                                ------------
                                                                                                                  17,713,385
----------------------------------------------------------------------------------------------------------------------------
KANSAS--0.0%
       50,000    Kansas City, KS Mtg. Revenue                        7.000       12/01/2011     12/01/2004 1          50,097
----------------------------------------------------------------------------------------------------------------------------
      115,000    Sedgwick & Shawnee Counties, KS
                 (Single Family Mtg.), Series A-II                   8.050       05/01/2024     11/01/2004 1         120,979
                                                                                                                ------------
                                                                                                                     171,076
----------------------------------------------------------------------------------------------------------------------------
KENTUCKY--3.9%
    4,000,000    Ashland, KY Pollution Control (Ashland Oil)         6.650       08/01/2009     02/01/2005 1       4,109,800
----------------------------------------------------------------------------------------------------------------------------
   14,330,000    Ashland, KY Sewer & Solid Waste
                 (Ashland Oil)                                       7.125       02/01/2022     02/01/2005 1      14,846,310
----------------------------------------------------------------------------------------------------------------------------
       75,000    Berea, KY College                                   5.900       05/01/2013     11/01/2004 1          76,616
----------------------------------------------------------------------------------------------------------------------------
       85,000    Boone County, KY Pollution Control
                 (Cincinnati Gas & Electric)                         5.500       01/01/2024     01/01/2005 1          87,159
----------------------------------------------------------------------------------------------------------------------------
    5,215,000    Boone County, KY Pollution Control
                 (Dayton Power & Light Company)                      6.500       11/15/2022     11/15/2004 1       5,386,052
----------------------------------------------------------------------------------------------------------------------------
       50,000    Carroll County, KY Collateralized Solid
                 Waste Disposal (Kentucky Utilities Company)         5.750       12/01/2023     06/01/2005 1          50,746
----------------------------------------------------------------------------------------------------------------------------
    9,770,000    Henderson County, KY Solid Waste
                 Disposal (MacMillan Bloedel)                        7.000       03/01/2025     03/01/2005 1      10,152,202
----------------------------------------------------------------------------------------------------------------------------
       25,000    Jefferson County, KY Pollution Control
                 (E.I. DuPont de Nemours & Company)                  6.300       07/01/2012     01/01/2005 1          25,710
----------------------------------------------------------------------------------------------------------------------------
      120,000    Kenton County, KY Airport Special
                 Facilities (Delta Airlines)                         7.500       02/01/2012     02/01/2012            87,782
                                                                                                                ------------
                                                                                                                  34,822,377
----------------------------------------------------------------------------------------------------------------------------
LOUISIANA--5.2%
    1,465,000    Calcasieu Parish, LA Industrial Devel. Board
                 (Olin Corp.)                                        6.625       02/01/2016     04/01/2010 1       1,559,771
----------------------------------------------------------------------------------------------------------------------------
      890,000    Calcasieu Parish, LA Public Trust Authority         5.000       04/01/2028     03/22/2009 3         949,238
----------------------------------------------------------------------------------------------------------------------------
      150,000    DeSoto Parish, LA Environmental
                 Improvement (International Paper Company)           7.700       11/01/2018     11/01/2004 1         153,576
----------------------------------------------------------------------------------------------------------------------------
        5,000    DeSoto Parish, LA Environmental
                 Improvement (International Paper
                 Company), Series B                                  6.550       04/01/2019     06/01/2006 1           5,215
----------------------------------------------------------------------------------------------------------------------------
      110,000    East Baton Rouge, LA Mtg. Finance Authority         5.600       04/01/2022     04/01/2009 1         113,935

                  28 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$      20,000    East Baton Rouge, LA Mtg. Finance
                 Authority (Single Family Mtg.)                      5.500%      10/01/2025     10/01/2005 1    $     20,200
----------------------------------------------------------------------------------------------------------------------------
      105,000    Jefferson Parish, LA Hospital Service
                 District No. 2                                      5.750       07/01/2016     01/01/2005 1         106,208
----------------------------------------------------------------------------------------------------------------------------
       20,000    LA HFA (Multifamily Hsg.-FHA Insured)               7.100       11/01/2033     11/01/2007 1          20,655
----------------------------------------------------------------------------------------------------------------------------
       25,000    LA HFA (Multifamily Hsg.-FHA Insured)               7.950       01/01/2032     01/01/2005 1          25,421
----------------------------------------------------------------------------------------------------------------------------
    2,340,000    LA HFA (VOA New Orleans Affordable
                 Hsg. Corporation)                                   6.550       05/01/2019     06/29/2013 3       2,389,046
----------------------------------------------------------------------------------------------------------------------------
      855,000    LA Local Government EF&CD
                 (Oakleigh Apartments)                               6.000       06/01/2016     07/07/2014 3         866,688
----------------------------------------------------------------------------------------------------------------------------
       20,000    LA Public Facilities Authority
                 (General Health System)                             6.000       11/01/2012     11/01/2004 1          20,069
----------------------------------------------------------------------------------------------------------------------------
       15,000    LA Public Facilities Authority
                 (General Health System)                             6.250       11/01/2014     11/01/2004 1          15,355
----------------------------------------------------------------------------------------------------------------------------
       75,000    LA Public Facilities Authority
                 (General Health System), Series A                   6.500       11/01/2014     11/01/2004 1          76,170
----------------------------------------------------------------------------------------------------------------------------
       10,000    LA Public Facilities Authority
                 (Multifamily Hsg.), Series A                        7.500       06/01/2021     12/01/2004 1          10,353
----------------------------------------------------------------------------------------------------------------------------
    4,550,000    LA Tobacco Settlement Financing Corp.
                 (TASC)                                              5.875       05/15/2039     09/25/2016 2       3,893,617
----------------------------------------------------------------------------------------------------------------------------
   21,340,000    LA Tobacco Settlement Financing Corp.
                 (TASC), Series B                                    5.500       05/15/2030     06/02/2011 2      18,971,260
----------------------------------------------------------------------------------------------------------------------------
    5,155,000    Natchitoches Parish, LA Solid Waste
                 Disposal (Williamette Industries)                   5.875       12/01/2023     12/01/2005 1       5,209,488
----------------------------------------------------------------------------------------------------------------------------
       15,000    New Orleans, LA Aviation Board
                 (Passenger Facility Charge)                         5.500       09/01/2014     09/01/2005 1          15,190
----------------------------------------------------------------------------------------------------------------------------
       50,000    New Orleans, LA Aviation Board
                 (Passenger Facility Charge)                         6.000       09/01/2018     03/01/2005 1          50,649
----------------------------------------------------------------------------------------------------------------------------
      100,000    New Orleans, LA Finance Authority, Series B-2       6.050       12/01/2026     12/01/2009 1         104,247
----------------------------------------------------------------------------------------------------------------------------
    2,375,000    New Orleans, LA HDC (Southwood Patio)               7.700       02/01/2022     02/01/2005 1       2,375,333
----------------------------------------------------------------------------------------------------------------------------
       10,000    New Orleans, LA Home Mtg. Authority                 6.200       06/01/2015     06/01/2007 1          10,288
----------------------------------------------------------------------------------------------------------------------------
      220,000    New Orleans, LA Home Mtg. Authority                 7.000       05/01/2014     11/01/2004 1         223,366
----------------------------------------------------------------------------------------------------------------------------
      225,000    Shreveport, LA Hsg. Authority
                 (U.S. Goodman Plaza)                                6.100       08/01/2019     08/01/2006 1         226,208
----------------------------------------------------------------------------------------------------------------------------
       15,000    Shreveport, LA Hsg. Authority
                 (U.S. Goodman Plaza)                                6.125       08/01/2010     08/01/2006 1          15,054
----------------------------------------------------------------------------------------------------------------------------
       25,000    St. Charles Parish, LA
                 (Louisiana Power & Light Company)                   5.950       12/01/2023     12/01/2004 1          25,569
----------------------------------------------------------------------------------------------------------------------------
       80,000    St. Charles Parish, LA
                 (Louisiana Power & Light Company)                   6.200       05/01/2023     11/01/2004 1          80,094
----------------------------------------------------------------------------------------------------------------------------
       20,000    St. Charles Parish, LA
                 (Louisiana Power & Light Company)                   6.200       05/01/2023     11/01/2004 1          20,070
----------------------------------------------------------------------------------------------------------------------------
       20,000    St. Charles Parish, LA
                 (Louisiana Power & Light Company)                   6.200       05/01/2023     11/01/2004 1          20,070

                  29 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$      15,000    St. Charles Parish, LA
                 (Louisiana Power & Light Company)                   6.375%      11/01/2025     11/01/2004 1    $     15,185
----------------------------------------------------------------------------------------------------------------------------
       20,000    St. Charles Parish, LA
                 (Louisiana Power & Light Company)                   6.875       07/01/2024     07/01/2005 1          20,656
----------------------------------------------------------------------------------------------------------------------------
      125,000    St. Charles Parish, LA
                 (Louisiana Power & Light Company)                   7.000       12/01/2022     12/01/2004 1         126,046
----------------------------------------------------------------------------------------------------------------------------
       75,000    St. Charles Parish, LA
                 (Louisiana Power & Light Company)                   7.050       04/01/2022     10/01/2004 1          77,363
----------------------------------------------------------------------------------------------------------------------------
    7,035,000    St. Charles Parish, LA Pollution Control
                 (Louisiana Power & Light)                           7.500       06/01/2021     12/01/2004 1       7,186,253
----------------------------------------------------------------------------------------------------------------------------
    1,725,000    St. Charles Parish, LA Pollution Control
                 (Union Carbide)                                     7.350       11/01/2022     11/01/2022         1,719,377
                                                                                                                ------------
                                                                                                                  46,717,283
----------------------------------------------------------------------------------------------------------------------------
MAINE--0.1%
       25,000    Jay, ME Solid Waste Disposal
                 (International Paper Company)                       6.000       12/01/2017     12/01/2005 1          25,263
----------------------------------------------------------------------------------------------------------------------------
      505,000    Lewiston, ME Hsg. Corp. (Centreville)               6.550       08/15/2012     02/15/2005 1         505,944
----------------------------------------------------------------------------------------------------------------------------
        5,000    ME H&HEFA (University of New England)               5.750       07/01/2023     01/01/2005 1           5,064
----------------------------------------------------------------------------------------------------------------------------
        5,000    ME H&HEFA, Series A                                 5.875       07/01/2025     07/01/2005 1           5,259
----------------------------------------------------------------------------------------------------------------------------
        5,000    ME H&HEFA, Series A                                 5.875       07/01/2025     07/01/2005 1           5,225
----------------------------------------------------------------------------------------------------------------------------
       10,000    ME State Hsg. Authority Mtg., Series A              6.050       11/15/2006     11/15/2006            10,125
----------------------------------------------------------------------------------------------------------------------------
       20,000    ME State Hsg. Authority Mtg., Series B-2            6.050       11/15/2020     11/15/2009 1          21,189
----------------------------------------------------------------------------------------------------------------------------
      100,000    ME State Hsg. Authority Mtg., Series C-1            6.050       11/15/2026     11/15/2007 1         103,345
----------------------------------------------------------------------------------------------------------------------------
       25,000    ME State Hsg. Authority Mtg., Series C-2            5.950       11/15/2022     05/15/2009 1          26,082
                                                                                                                ------------
                                                                                                                     707,496
----------------------------------------------------------------------------------------------------------------------------
MARYLAND--1.4%
      335,000    Anne Arundel County, MD Pollution
                 Control (Baltimore Gas & Electric)                  6.000       04/01/2024     04/01/2006 1         343,844
----------------------------------------------------------------------------------------------------------------------------
       75,000    Baltimore, MD City Hsg. Corp., Series A             7.250       07/01/2023     01/01/2005 1          75,758
----------------------------------------------------------------------------------------------------------------------------
       60,000    Baltimore, MD Port Facilities
                 (E.I. DuPont de Nemours & Company)                  6.500       10/01/2011     10/01/2004 1          62,820
----------------------------------------------------------------------------------------------------------------------------
       25,000    Gaithersburg, MD Economic Devel.
                 (Asbury Methodist)                                  5.750       01/01/2011     01/01/2005 1          25,085
----------------------------------------------------------------------------------------------------------------------------
       60,000    MD Community Devel. Administration
                 (Department of Hsg. & Community Devel.)             6.200       04/01/2024     04/01/2007 1          61,519
----------------------------------------------------------------------------------------------------------------------------
    5,000,000    MD Economic Devel. Corp. Student Hsg.
                 (University MD College Park)                        6.500       06/01/2027     06/01/2013 1       5,443,100
----------------------------------------------------------------------------------------------------------------------------
    5,585,000    MD EDC Student Hsg.
                 (Bowie State University)                            6.000       06/01/2023     06/01/2013 1       5,903,122
----------------------------------------------------------------------------------------------------------------------------
       10,000    MD Environmental Service COP
                 (Water & Wastewater Facilities), Series A           6.500       06/01/2005     12/01/2004 1          10,040
----------------------------------------------------------------------------------------------------------------------------
       10,000    MD Hsg. Community Devel. People's
                 Resource Center                                     5.700       06/01/2024     12/01/2004 1          10,229

                  30 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MARYLAND Continued
$      15,000    MD Hsg. Community Devel. People's
                 Resource Center                                     5.900%      09/01/2019     09/01/2009 1    $     15,617
----------------------------------------------------------------------------------------------------------------------------
       15,000    MD Hsg. Community Devel. People's
                 Resource Center                                     5.950       07/01/2023     01/01/2009 1          15,543
----------------------------------------------------------------------------------------------------------------------------
       25,000    MD Hsg. Community Devel. People's
                 Resource Center                                     6.200       04/01/2017     04/01/2007 1          25,681
----------------------------------------------------------------------------------------------------------------------------
       85,000    MD Hsg. Community Devel. People's
                 Resource Center                                     6.500       05/15/2021     05/15/2005 1          88,501
----------------------------------------------------------------------------------------------------------------------------
       30,000    Mongomery County, MD HOC
                 (Avalon Knoll)                                      6.150       07/01/2026     07/01/2008 1          31,118
----------------------------------------------------------------------------------------------------------------------------
       20,000    Montgomery County, MD HOC
                 (Multifamily Mtg.), Series A                        6.000       07/01/2020     07/01/2007 1          20,627
----------------------------------------------------------------------------------------------------------------------------
       30,000    Montgomery County, MD HOC
                 (Multifamily Mtg.), Series B                        6.400       07/01/2028     07/01/2008 1          31,117
----------------------------------------------------------------------------------------------------------------------------
       15,000    Montgomery County, MD HOC
                 (Multifamily Mtg.), Series C                        7.150       07/01/2023     01/01/2005 1          15,019
----------------------------------------------------------------------------------------------------------------------------
       55,000    Prince Georges County,
                 MD Local Government                                 6.050       08/01/2012     02/01/2005 1          55,196
                                                                                                                ------------
                                                                                                                  12,233,936
----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.2%
      320,000    MA H&EFA (Jordan Hospital)                          6.875       10/01/2015     10/01/2004 1         320,080
----------------------------------------------------------------------------------------------------------------------------
      900,000    MA H&EFA (New England Medical Center)               5.375       07/01/2024     07/01/2006 1         919,935
----------------------------------------------------------------------------------------------------------------------------
    1,255,000    MA H&EFA (Valley Regional Health System)            5.750       07/01/2018     07/01/2005 1       1,283,263
----------------------------------------------------------------------------------------------------------------------------
       10,000    MA HFA, Series 21                                   6.300       06/01/2025     12/01/2005 1          10,001
----------------------------------------------------------------------------------------------------------------------------
        5,000    MA HFA, Series 21                                   7.125       06/01/2025     12/01/2004 1           5,005
----------------------------------------------------------------------------------------------------------------------------
        5,000    MA HFA, Series 22                                   6.100       06/01/2016     12/01/2004 1           5,005
----------------------------------------------------------------------------------------------------------------------------
       55,000    MA HFA, Series 26                                   5.600       06/01/2025     12/01/2005 1          55,402
----------------------------------------------------------------------------------------------------------------------------
       10,000    MA HFA, Series 29                                   6.750       06/01/2026     06/01/2006 1          10,117
----------------------------------------------------------------------------------------------------------------------------
        5,000    MA HFA, Series 33                                   6.350       06/01/2017     12/01/2006 1           5,115
----------------------------------------------------------------------------------------------------------------------------
        5,000    MA HFA, Series A                                    6.100       12/01/2016     12/01/2005 1           5,198
----------------------------------------------------------------------------------------------------------------------------
       35,000    MA HFA, Series A                                    6.100       06/01/2026     12/01/2004 1          35,462
----------------------------------------------------------------------------------------------------------------------------
    1,465,000    MA HFA, Series A                                    6.150       07/01/2018     07/01/2005 1       1,513,770
----------------------------------------------------------------------------------------------------------------------------
        5,000    MA HFA, Series A                                    6.375       04/01/2021     04/01/2005 1           5,044
----------------------------------------------------------------------------------------------------------------------------
       15,000    MA HFA, Series B                                    5.700       12/01/2014     12/01/2004 1          15,211
----------------------------------------------------------------------------------------------------------------------------
       95,000    MA HFA, Series B                                    5.800       12/01/2025     12/01/2005 1          97,054
----------------------------------------------------------------------------------------------------------------------------
       50,000    MA HFA, Series E                                    6.050       07/01/2020     07/01/2009 1          52,887
----------------------------------------------------------------------------------------------------------------------------
      145,000    MA Industrial Finance Agency
                 (Avon Associates)                                   5.375       04/01/2020     04/01/2005 1         146,789
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    MA Industrial Finance Agency
                 (Heights Crossing)                                  6.150       02/01/2035     02/01/2006 1       1,057,650
----------------------------------------------------------------------------------------------------------------------------
    2,725,000    MA Industrial Finance Agency
                 (Massachusetts American Water Company)              6.900       12/01/2029     12/01/2005 1       2,864,793

                  31 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS Continued
$   1,600,000    MA Industrial Finance Agency
                 (TNG Draper Place)                                  6.450%      08/20/2039     08/20/2008 1    $  1,758,160
----------------------------------------------------------------------------------------------------------------------------
       35,000    MA Port Authority Special Facilities
                 (US Airways)                                        5.875       09/01/2023     09/01/2006 1          36,252
----------------------------------------------------------------------------------------------------------------------------
      785,000    Somerville, MA HDC (Multifamily Hsg.),
                 Series 1990 A                                       7.500       01/01/2024     01/01/2005 1         796,375
                                                                                                                ------------
                                                                                                                  10,998,568
----------------------------------------------------------------------------------------------------------------------------
MICHIGAN--0.4%
       50,000    Detroit, MI HFC
                 (Across The Park Section 8 Elderly Hsg.)            7.875       06/01/2010     06/01/2005 1          50,764
----------------------------------------------------------------------------------------------------------------------------
       50,000    Devon Trace, MI Hsg. Corp.                          7.375       08/01/2023     12/01/2004 1          50,008
----------------------------------------------------------------------------------------------------------------------------
       90,000    Farmington Hills, MI Economic Devel. Corp.
                 (Botsford General Hospital)                         5.750       02/15/2025     02/15/2005 1          92,795
----------------------------------------------------------------------------------------------------------------------------
       20,000    Gratiot County, MI Economic Devel. Corp.
                 (Michigan Masonic Home)                             5.000       11/15/2020     11/15/2004 1          20,420
----------------------------------------------------------------------------------------------------------------------------
    2,055,000    MI Hospital Finance Authority
                 (Detroit Sinai Hospital)                            6.000       01/01/2008     07/29/2006 2       1,967,745
----------------------------------------------------------------------------------------------------------------------------
       20,000    MI Hospital Finance Authority
                 (St. John Hospital)                                 5.750       05/15/2016     05/15/2005 1          21,061
----------------------------------------------------------------------------------------------------------------------------
       45,000    MI Hsg. Devel. Authority
                 (BGC-II Nonprofit Hsg. Corp.)                       5.500       01/15/2018     07/15/2006 1          45,941
----------------------------------------------------------------------------------------------------------------------------
       60,000    MI Hsg. Devel. Authority, Series B                  5.700       04/01/2012     04/01/2006 1          61,280
----------------------------------------------------------------------------------------------------------------------------
       25,000    MI Hsg. Devel. Authority, Series B                  5.800       04/01/2019     04/01/2006 1          25,584
----------------------------------------------------------------------------------------------------------------------------
      425,000    MI Hsg. Devel. Authority, Series B                  5.800       04/01/2019     04/01/2005 1         435,306
----------------------------------------------------------------------------------------------------------------------------
       50,000    MI Job Devel. Authority Pollution
                 Control (General Motors Corp.)                      5.550       04/01/2009     10/01/2005 1          50,079
----------------------------------------------------------------------------------------------------------------------------
       20,000    MI Municipal Bond Authority                         6.000       12/01/2013     12/01/2004 1          20,542
----------------------------------------------------------------------------------------------------------------------------
       85,000    MI Municipal Bond Authority                         6.125       12/01/2018     12/01/2004 1          87,286
----------------------------------------------------------------------------------------------------------------------------
       15,000    MI Municipal Bond Authority                         7.200       11/01/2020     11/01/2004 1          15,558
----------------------------------------------------------------------------------------------------------------------------
       25,000    MI South Central Power Agency                       7.000       11/01/2011     11/01/2004 1          25,602
----------------------------------------------------------------------------------------------------------------------------
      275,000    MI Strategic Fund Limited Obligation
                 (Ford Motor Company), Series A                      6.550       10/01/2022     10/01/2004 1         275,426
----------------------------------------------------------------------------------------------------------------------------
       25,000    MI Strategic Fund Limited Obligation
                 (Ford Motor Company), Series A                      7.100       02/01/2006     02/01/2006            26,456
----------------------------------------------------------------------------------------------------------------------------
      200,000    Napoleon, MI School District                        5.500       05/01/2020     05/01/2005 1         205,674
----------------------------------------------------------------------------------------------------------------------------
       35,000    Portage, MI Lake Water & Sewer Authority            6.200       10/01/2020     10/01/2005 1          37,224
----------------------------------------------------------------------------------------------------------------------------
       70,000    Tri-City Village,MI Hsg. Corp.
                 (Tri-City Apartments)                               7.750       08/15/2023     02/15/2005 1          71,166
----------------------------------------------------------------------------------------------------------------------------
       30,000    Wayne Charter County, MI Airport
                 Facilities (Detroit Metropolitan Wayne
                 County Airport)                                     6.125       12/01/2024     12/01/2004 1          30,798
                                                                                                                ------------
                                                                                                                   3,616,715

                  32 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MINNESOTA--0.8%
$   2,610,000    Hubbard County, MN Solid Waste
                 (Potlatch Corp.)                                    7.375%      08/01/2013     02/01/2005 1    $  2,630,228
----------------------------------------------------------------------------------------------------------------------------
    2,000,000    International Falls, MN Environmental
                 Facilities ( Boise Cascade Corp.)                   7.200       10/01/2024     10/01/2006 1       2,028,660
----------------------------------------------------------------------------------------------------------------------------
      995,000    Mahtomedi, MN Multifamily (Briarcliff)              7.350       06/01/2036     06/01/2008 1       1,017,706
----------------------------------------------------------------------------------------------------------------------------
       20,000    Minneapolis & St. Paul, MN Hsg. &
                 Redevel. Authority (Children's Health Care)         5.500       08/15/2025     08/15/2005 1          21,069
----------------------------------------------------------------------------------------------------------------------------
      800,000    MN (Duluth Airport)                                 6.250       08/01/2014     08/01/2005 1         828,280
----------------------------------------------------------------------------------------------------------------------------
       55,000    MN HFA (Single Family Mtg.)                         5.600       07/01/2022     08/01/2007 3          56,508
----------------------------------------------------------------------------------------------------------------------------
       15,000    MN HFA (Single Family Mtg.), Series D-2             5.950       01/01/2017     01/01/2005 1          15,171
----------------------------------------------------------------------------------------------------------------------------
       40,000    MN HFA (Single Family Mtg.), Series H               6.500       01/01/2026     01/01/2005 1          40,139
----------------------------------------------------------------------------------------------------------------------------
       55,000    Plymouth, MN Health Facilities
                 (Healthspan Health System/
                 North Memorial Medical Center)                      6.250       06/01/2016     06/01/2005 1          57,398
----------------------------------------------------------------------------------------------------------------------------
       50,000    St. Paul, MN Independent School
                 District No. 625, Series B                          5.750       02/01/2016     02/01/2005 1          50,635
----------------------------------------------------------------------------------------------------------------------------
       25,000    Worthington, MN Permanent Improvement
                 Revolving Fund, Series A                            6.300       02/01/2008     02/01/2005 1          25,438
                                                                                                                ------------
                                                                                                                   6,771,232
----------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--0.5%
       50,000    Adams County, MS Solid Waste
                 (International Paper Company)                       5.550       10/01/2017     10/01/2005 1          50,239
----------------------------------------------------------------------------------------------------------------------------
       40,000    Gulfport, MS Hospital Facility
                 (Gulfport Memorial Hospital)                        6.125       07/01/2015     01/01/2005 1          40,928
----------------------------------------------------------------------------------------------------------------------------
       10,000    Lamar County, MS Pollution Control
                 (Southern Mississippi Electric Power
                 Association)                                        6.125       03/01/2008     03/01/2005 1          10,150
----------------------------------------------------------------------------------------------------------------------------
      120,000    MS Business Finance Corp.
                 (E.I. DuPont de Nemours& Company)                   7.150       05/01/2016     11/01/2004 1         122,580
----------------------------------------------------------------------------------------------------------------------------
    2,750,000    MS Higher Education Assistance Corp.,
                 Series C                                            6.750       09/01/2014     03/01/2006 1       2,851,310
----------------------------------------------------------------------------------------------------------------------------
       25,000    MS Home Corp. (Government National
                 Mortgage Assn. Collateral Mtg.), Series B           6.500       12/01/2024     12/01/2005 1          25,113
----------------------------------------------------------------------------------------------------------------------------
    1,165,000    MS Home Corp. (Single Family Mtg.), Series I        7.375       06/01/2028     12/01/2011 1       1,196,187
                                                                                                                ------------
                                                                                                                   4,296,507
----------------------------------------------------------------------------------------------------------------------------
MISSOURI--0.6%
    4,095,000    Hanley/Eager Road, MO Transportation
                 Devel. District                                     6.750       12/01/2028     12/01/2010 4       4,095,041
----------------------------------------------------------------------------------------------------------------------------
       15,000    MO HDC (Single Family Hsg.)                         6.000       09/01/2015     03/01/2009 1          15,193
----------------------------------------------------------------------------------------------------------------------------
      520,000    MO HDC (Single Family Hsg.)                         7.250       09/01/2026     03/01/2005 3         520,692
----------------------------------------------------------------------------------------------------------------------------
       85,000    MO HDC (Single Family Hsg.)                         6.100       09/01/2024     09/01/2009 1          86,911
----------------------------------------------------------------------------------------------------------------------------
       15,000    St. Louis County, MO IDA
                 (Covington Manor Apartments)                        6.200       08/20/2020     08/20/2011 1          16,008

                  33 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
MISSOURI Continued
$   1,000,000    St. Louis, MO IDA
                 (Kiel Center Multipurpose Arena)                    7.750%      12/01/2013     12/01/2004 1    $  1,020,000
----------------------------------------------------------------------------------------------------------------------------
       50,000    St. Louis, MO Land Clearance Redevel.
                 Authority (St. Louis Place Apartments)              6.250       08/01/2027     05/01/2005 1          50,337
                                                                                                                ------------
                                                                                                                   5,804,182
----------------------------------------------------------------------------------------------------------------------------
MONTANA--0.0%
       20,000    Forsyth, MT Pollution Control
                 (Northwestern Corp.)                                5.900       12/01/2023     12/01/2004 1          20,403
----------------------------------------------------------------------------------------------------------------------------
       20,000    Forsyth, MT Pollution Control
                 (Northwestern Corp.)                                6.125       05/01/2023     05/01/2005 1          20,271
----------------------------------------------------------------------------------------------------------------------------
       25,000    MT Board of Hsg. (Multifamily Mtg.),
                 Series A                                            6.450       08/01/2012     02/01/2005 1          25,044
                                                                                                                ------------
                                                                                                                      65,718
----------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.0%
       20,000    Douglas County, NE Hospital Authority
                 (Catholic Health Corp.)                             6.000       11/15/2022     11/15/2004 1          20,495
----------------------------------------------------------------------------------------------------------------------------
       25,000    NE Investment Finance Authority
                 (Single Family Mtg.), Series C                      6.250       03/01/2021     05/01/2009 1          25,342
----------------------------------------------------------------------------------------------------------------------------
       20,000    NE Investment Finance Authority, Series B           6.400       09/01/2026     03/01/2005 1          20,387
----------------------------------------------------------------------------------------------------------------------------
       20,000    NE Student Loan (Nebhelp Inc.)                      6.000       06/01/2028     03/10/2005 1          20,407
                                                                                                                ------------
                                                                                                                      86,631
----------------------------------------------------------------------------------------------------------------------------
NEVADA--2.8%
       95,000    Clark County, NV IDR
                 (Nevada Power Company)                              5.600       10/01/2030     01/01/2005 1          95,064
----------------------------------------------------------------------------------------------------------------------------
      755,000    Clark County, NV IDR
                 (Nevada Power Company), Series A                    6.700       06/01/2022     12/01/2004 1         784,453
----------------------------------------------------------------------------------------------------------------------------
      185,000    Clark County, NV IDR
                 (Southwest Gas Corp.), Series A                     6.500       12/01/2033     12/01/2005 1         186,674
----------------------------------------------------------------------------------------------------------------------------
       40,000    Clark County, NV Passenger Facility Charge
                 (Las Vegas/Macarran International Airport)          5.500       07/01/2025     07/01/2005 1          40,741
----------------------------------------------------------------------------------------------------------------------------
       20,000    Clark County, NV Passenger Facility Charge
                 (Las Vegas/Macarran International Airport)          5.750       07/01/2023     07/01/2007 1          20,814
----------------------------------------------------------------------------------------------------------------------------
    8,555,000    Las Vegas, NV Paiute Tribe, Series A                6.125       11/01/2012     05/30/2010 2       9,433,342
----------------------------------------------------------------------------------------------------------------------------
      200,000    Las Vegas, NV Paiute Tribe, Series A                6.625       11/01/2017     11/01/2012 1         222,218
----------------------------------------------------------------------------------------------------------------------------
       40,000    NV Hsg. Division (Campaige Place)                   5.450       10/01/2018     10/01/2008 1          41,379
----------------------------------------------------------------------------------------------------------------------------
       25,000    NV Hsg. Division (Single Family Mtg.), Series B     5.650       10/01/2021     10/01/2010 1          26,040
----------------------------------------------------------------------------------------------------------------------------
       35,000    NV Hsg. Division (Single Family Mtg.),
                 Series D-2                                          6.350       04/01/2028     04/01/2008 1          36,090
----------------------------------------------------------------------------------------------------------------------------
       25,000    Reno, NV Hsg. Authority
                 (Ala Moana Apartments)                              6.600       07/01/2026     07/01/2006 1          25,394
----------------------------------------------------------------------------------------------------------------------------
    3,000,000    Reno, NV Redevel. Agency Tax Allocation,
                 Series A                                            6.200       06/01/2018     12/01/2005 1       3,020,790

                  34 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEVADA Continued
$     100,000    Washoe County, NV Gas & Water Facilities
                 (Sierra Pacific Power Company)                      5.900%      06/01/2023     12/01/2004 1    $    101,322
----------------------------------------------------------------------------------------------------------------------------
       50,000    Washoe County, NV Gas & Water Facilities
                 (Sierra Pacific Power Company)                      6.300       12/01/2014     07/23/2005 1          51,345
----------------------------------------------------------------------------------------------------------------------------
       70,000    Washoe County, NV Gas Facility
                 (Sierra Pacific Power Company)                      6.700       11/01/2032     11/01/2004 1          71,328
----------------------------------------------------------------------------------------------------------------------------
   10,000,000    Washoe County, NV Water Facilities
                 (Sierra Pacific Power Company)                      6.650       06/01/2017     12/01/2004 1      10,414,000
----------------------------------------------------------------------------------------------------------------------------
       30,000    Washoe County, NV Water Facility
                 (Sierra Pacific Power Company)                      5.900       06/01/2023     12/01/2004 1          30,397
                                                                                                                ------------
                                                                                                                  24,601,391
----------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.7%
    2,000,000    Manchester, NH Hsg. & Redevel.
                 Authority, Series A                                 6.750       01/01/2014     01/01/2010 1       2,235,120
----------------------------------------------------------------------------------------------------------------------------
      230,000    NH HE&H Facilities Authority
                 (Colby-Sawyer College)                              6.800       06/01/2006     06/01/2006           233,376
----------------------------------------------------------------------------------------------------------------------------
      500,000    NH HE&H Facilities Authority
                 (Kendal at Hanover)                                 5.800       10/01/2012     03/01/2005 1         500,880
----------------------------------------------------------------------------------------------------------------------------
    2,900,000    NH HE&H Facilities Authority (United
                 Church of Christ Retirement Community)              7.350       01/01/2018     01/01/2006 1       3,014,434
----------------------------------------------------------------------------------------------------------------------------
       10,000    NH HFA                                              6.125       01/01/2018     07/01/2005 1          10,011
----------------------------------------------------------------------------------------------------------------------------
       10,000    NH HFA (Mariners Village)                           6.500       07/01/2026     01/01/2006 1          10,227
----------------------------------------------------------------------------------------------------------------------------
       20,000    NH HFA (Single Family Mtg.), Series B               6.050       07/01/2025     07/01/2005 1          20,181
----------------------------------------------------------------------------------------------------------------------------
       85,000    NH HFA (Single Family Mtg.), Series C               6.900       07/01/2019     07/01/2006 3          85,676
                                                                                                                ------------
                                                                                                                   6,109,905
----------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--7.5%
    3,500,000    NJ EDA (Continental Airlines)                       6.625       09/15/2012     09/15/2012         3,103,590
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    NJ EDA (RWJ Hospital/CCC/
                 RWJ Health Care Corp. Obligated Group)              6.500       07/01/2024     01/01/2005 1       1,023,680
----------------------------------------------------------------------------------------------------------------------------
    5,000,000    NJ EDA (Trigen-Trenton District
                 Energy Company)                                     6.200       12/01/2010     12/01/2004 1       5,107,950
----------------------------------------------------------------------------------------------------------------------------
      750,000    NJ Tobacco Settlement Financing Corp.               6.125       06/01/2024     06/12/2010 2         728,250
----------------------------------------------------------------------------------------------------------------------------
   60,120,000    NJ Tobacco Settlement Financing Corp.
                 (TASC)                                              5.750       06/01/2032     06/15/2011 2      55,550,880
----------------------------------------------------------------------------------------------------------------------------
       80,000    NJ Tobacco Settlement Financing Corp.
                 (TASC)                                              6.000       06/01/2037     05/01/2018 2          69,360
----------------------------------------------------------------------------------------------------------------------------
    1,315,000    NJ Tobacco Settlement Financing Corp.
                 (TASC)                                              6.375       06/01/2032     07/23/2014 2       1,221,714
                                                                                                                ------------
                                                                                                                  66,805,424
----------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--0.9%
    2,500,000    Bernalillo County, NM Multifamily Hsg.
                 (Mountain View)                                     7.500       09/20/2033     09/20/2008 1       2,744,150

                  35 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW MEXICO Continued
$   4,075,000    Farmington, NM Pollution Control
                 (Public Service Company of New Mexico)              6.300%      12/01/2016     12/01/2008 1    $  4,443,543
----------------------------------------------------------------------------------------------------------------------------
      445,000    Farmington, NM Pollution Control
                 (Southern California Edison Company)                5.875       06/01/2023     12/01/2004 1         450,812
----------------------------------------------------------------------------------------------------------------------------
       35,000    Farmington, NM Pollution Control
                 (Southern California Edison Company)                7.200       04/01/2021     04/01/2005 1          35,823
----------------------------------------------------------------------------------------------------------------------------
       15,000    Gallup, NM Pollution Control
                 (Plains Electric Generation & Transmission)         6.650       08/15/2017     08/15/2005 1          15,409
----------------------------------------------------------------------------------------------------------------------------
       20,000    NM MFA (Single Family), Series C                    6.200       07/01/2026     07/01/2007 1          20,588
----------------------------------------------------------------------------------------------------------------------------
        5,000    NM MFA (Single Family), Series D                    5.875       09/01/2021     03/01/2010 1           5,233
                                                                                                                ------------
                                                                                                                   7,715,558
----------------------------------------------------------------------------------------------------------------------------
NEW YORK--0.7%
    5,000,000    NY Tobacco Settlement Financing Corp.
                 DRIVERS 5                                           8.693 6     06/01/2017     06/01/2011 1       5,921,900
----------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--1.4%
      475,000    Asheville, NC COP                                   6.500       02/01/2008     02/01/2005 1         476,781
----------------------------------------------------------------------------------------------------------------------------
       85,000    Burlington, NC Public Housing Assistance
                 Corporation (Alamance Plaza)                        6.750       07/01/2024     01/01/2005 1          85,349
----------------------------------------------------------------------------------------------------------------------------
       40,000    Charlotte-Mecklenburg, NC Hospital
                 Authority (Carolinas Medical Center)                5.875       01/15/2026     01/15/2006 1          42,348
----------------------------------------------------------------------------------------------------------------------------
       50,000    Haywood County, NC IFPCFA
                 (Champion International Corp.)                      6.250       09/01/2025     09/01/2005 1          51,586
----------------------------------------------------------------------------------------------------------------------------
       50,000    Haywood County, NC IFPCFA
                 (Champion International Corp.)                      6.850       05/01/2014     05/01/2005 1          50,704
----------------------------------------------------------------------------------------------------------------------------
    2,000,000    Kinston, NC Hsg. Authority (Kinston Towers)         6.750       12/01/2018     12/01/2004 1       2,048,820
----------------------------------------------------------------------------------------------------------------------------
       55,000    Martin County, NC IFPCFA
                 (Weyerhaeuser Company)                              5.650       12/01/2023     12/01/2005 1          55,193
----------------------------------------------------------------------------------------------------------------------------
    1,110,000    Martin County, NC IFPCFA
                 (Weyerhaeuser Company)                              6.000       11/01/2025     11/01/2007 1       1,138,005
----------------------------------------------------------------------------------------------------------------------------
    5,905,000    Martin County, NC IFPCFA
                 (Weyerhaeuser Company)                              6.800       05/01/2024     05/01/2005 1       6,049,909
----------------------------------------------------------------------------------------------------------------------------
      590,000    NC Eastern Municipal Power Agency, Series B         5.500       01/01/2017     01/01/2005 1         591,640
----------------------------------------------------------------------------------------------------------------------------
      415,000    NC Eastern Municipal Power Agency, Series B         5.500       01/01/2021     01/01/2005 1         416,079
----------------------------------------------------------------------------------------------------------------------------
      790,000    NC Eastern Municipal Power Agency, Series B         5.500       01/01/2021     01/01/2005 1         792,054
----------------------------------------------------------------------------------------------------------------------------
       30,000    NC Eastern Municipal Power Agency, Series B         6.250       01/01/2023     01/01/2005 1          30,332
----------------------------------------------------------------------------------------------------------------------------
        5,000    NC HFA, Series JJ                                   6.450       09/01/2027     03/01/2008 1           5,172
----------------------------------------------------------------------------------------------------------------------------
       10,000    NC HFA, Series Z                                    6.600       09/01/2026     09/01/2006 1          10,209
----------------------------------------------------------------------------------------------------------------------------
       10,000    NC Medical Care Commission Hospital
                 (Almance Health System)                             5.500       08/15/2013     02/15/2005 1          10,129
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    NC Student Education Assistance Authority
                 (Guaranteed Student Loan)                           6.350       07/01/2016     07/01/2006 1       1,051,340
                                                                                                                ------------
                                                                                                                  12,905,650

                  36 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--0.0%
$      15,000    ND HFA                                              5.950%      07/01/2010     01/01/2009 1    $     15,323
----------------------------------------------------------------------------------------------------------------------------
OHIO--3.6%
      975,000    Cleveland, OH Airport (Continental Airlines)        5.500       12/01/2008     01/09/2007 2         903,201
----------------------------------------------------------------------------------------------------------------------------
       50,000    Columbus, OH Sewer Improvement Bonds                6.000       09/15/2010     03/15/2005 1          50,205
----------------------------------------------------------------------------------------------------------------------------
       15,000    Conneaut, OH Hsg.
                 (Section 8 Assisted Project)                        5.625       07/01/2022     07/01/2006 1          15,289
----------------------------------------------------------------------------------------------------------------------------
       30,000    Coshocton County, OH Solid Waste
                 Disposal (Stone Container Corp.)                    7.875       08/01/2013     02/01/2005 1          30,351
----------------------------------------------------------------------------------------------------------------------------
    1,500,000    Eaton, OH Industrial Devel.
                 (Baxter International)                              6.500       12/01/2012     12/01/2004 1       1,554,150
----------------------------------------------------------------------------------------------------------------------------
      690,000    Gateway, OH Economic Devel. Corp.
                 (Cleveland OH Stadium)                              6.500       09/15/2014     10/14/2004 1         698,080
----------------------------------------------------------------------------------------------------------------------------
       25,000    Lorain County, OH Elderly Hsg. Corp.
                 (Harr Plaza)                                        6.375       07/15/2019     07/15/2005 1          25,276
----------------------------------------------------------------------------------------------------------------------------
    3,015,000    Marion County, OH HCF
                 (United Church Homes)                               6.375       11/15/2010     11/15/2004 1       3,071,682
----------------------------------------------------------------------------------------------------------------------------
       10,000    Montgomery County, OH Administration
                 Building (Sisters Of Charity Health Care
                 Systems Inc.)                                       6.625       05/15/2021     11/15/2004 1          10,039
----------------------------------------------------------------------------------------------------------------------------
       25,000    Montgomery County, OH Multifamily Hsg.
                 (Creekside Villas)                                  6.000       09/01/2031     09/01/2009 1          25,918
----------------------------------------------------------------------------------------------------------------------------
       85,000    Mount Vernon, OH City School District               5.850       12/01/2019     12/01/2004 1          86,408
----------------------------------------------------------------------------------------------------------------------------
    3,000,000    OH Air Quality Devel. Authority
                 (Cleveland Electric Illuminating Company)           6.000       12/01/2013     12/01/2009 1       3,169,140
----------------------------------------------------------------------------------------------------------------------------
    1,500,000    OH Air Quality Devel. Authority
                 (Cleveland Electric Illuminating Company)           6.100       08/01/2020     08/01/2009 1       1,515,210
----------------------------------------------------------------------------------------------------------------------------
       20,000    OH Air Quality Devel. Authority
                 (Cleveland Electric Illuminating Company)           7.000       09/01/2009     03/01/2005 1          20,056
----------------------------------------------------------------------------------------------------------------------------
      110,000    OH Air Quality Devel. Authority
                 (Dayton Power & Light Company)                      6.400       08/15/2027     02/15/2005 1         110,099
----------------------------------------------------------------------------------------------------------------------------
      200,000    OH Air Quality Devel. Authority
                 (JMG Funding)                                       6.375       01/01/2029     10/01/2004 1         204,708
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    OH Air Quality Devel. Authority
                 (JMG Funding)                                       6.375       04/01/2029     10/01/2004 1       1,023,540
----------------------------------------------------------------------------------------------------------------------------
       20,000    OH Air Quality Devel. Authority
                 (Pennsylvania Power & Light Company)                5.900       05/01/2018     11/01/2004 1          20,257
----------------------------------------------------------------------------------------------------------------------------
       15,000    OH Air Quality Devel. Authority
                 (Pennsylvania Power & Light Company)                5.900       05/01/2018     05/01/2005 1          15,192
----------------------------------------------------------------------------------------------------------------------------
       45,000    OH Air Quality Devel. Authority
                 (Pennsylvania Power & Light Company)                6.150       08/01/2023     02/01/2005 1          46,059
----------------------------------------------------------------------------------------------------------------------------
       25,000    OH Education Loan, Series A                         5.850       12/01/2019     06/01/2009 1          26,304
----------------------------------------------------------------------------------------------------------------------------
      240,000    OH Environmental Facilities
                 (Ford Motor Company)                                5.950       09/01/2029     09/01/2011 1         244,819
----------------------------------------------------------------------------------------------------------------------------
      275,000    OH HFA                                              5.750       09/01/2030     07/01/2009 1         281,738

                  37 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$      15,000    OH HFA                                              6.050%      09/01/2017     09/01/2007 1    $     15,864
----------------------------------------------------------------------------------------------------------------------------
       35,000    OH HFA                                              6.300       09/01/2017     03/01/2005 1          35,970
----------------------------------------------------------------------------------------------------------------------------
    8,370,000    OH Water Devel. Authority
                 (Cleveland Electric Illuminating Company)           7.700       08/01/2025     08/01/2005 1       8,872,535
----------------------------------------------------------------------------------------------------------------------------
      200,000    OH Water Devel. Authority
                 (Dayton Power & Light Company)                      6.400       08/15/2027     02/15/2005 1         204,370
----------------------------------------------------------------------------------------------------------------------------
       25,000    OH Water Devel. Authority
                 (General Motors Corp.)                              5.900       06/15/2008     12/15/2004 1          25,053
----------------------------------------------------------------------------------------------------------------------------
       25,000    OH Water Devel. Authority
                 (Pennsylvania Power & Light Company)                6.150       08/01/2023     02/01/2005 1          25,588
----------------------------------------------------------------------------------------------------------------------------
       35,000    OH Water Devel. Authority (Pure Water)              5.500       12/01/2018     12/01/2004 1          35,204
----------------------------------------------------------------------------------------------------------------------------
       25,000    Shawnee, OH State University General
                 Receipts, Series A                                  7.100       06/01/2009     12/01/2004 1          25,005
----------------------------------------------------------------------------------------------------------------------------
    9,670,000    Toledo-Lucas County, OH Port Authority
                 (Bax Global)                                        6.250       11/01/2013     07/19/2010 1       9,772,115
----------------------------------------------------------------------------------------------------------------------------
       10,000    Warren County, OH Sewer System                      6.700       12/01/2016     12/01/2004 1          10,076
                                                                                                                ------------
                                                                                                                  32,169,501
----------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--2.2%
       85,000    OK HFA (Homeownership Loans)                        8.050       03/01/2027     09/01/2008 1          86,900
----------------------------------------------------------------------------------------------------------------------------
       20,000    Rogers County, OK HFA
                 (Multifamily Hsg.), Series A                        7.750       08/01/2023     02/01/2005 1          20,294
----------------------------------------------------------------------------------------------------------------------------
    4,195,000    Tulsa, OK Municipal Airport Trust
                 (American Airlines)                                 5.375       12/01/2035     12/01/2006 4       3,949,844
----------------------------------------------------------------------------------------------------------------------------
    3,000,000    Tulsa, OK Municipal Airport Trust
                 (American Airlines)                                 5.650       12/01/2035     12/01/2008 4       2,673,420
----------------------------------------------------------------------------------------------------------------------------
    8,350,000    Tulsa, OK Municipal Airport Trust
                 American Airlines)                                  5.800       06/01/2035     12/01/2004 4       8,318,855
----------------------------------------------------------------------------------------------------------------------------
    5,000,000    Tulsa, OK Municipal Airport Trust
                 (American Airlines)                                 6.000       06/01/2035     12/01/2008 4       4,572,950
                                                                                                                ------------
                                                                                                                  19,622,263
----------------------------------------------------------------------------------------------------------------------------
OREGON--0.1%
       10,000    Eugene, OR Trojan Nuclear Project                   5.900       09/01/2009     03/01/2005 1          10,106
----------------------------------------------------------------------------------------------------------------------------
       25,000    OR GO                                               6.375       08/01/2024     08/01/2005 1          25,095
----------------------------------------------------------------------------------------------------------------------------
      150,000    OR Hsg. & Community Services Dept.
                 (Multifamily), Series A                             5.950       07/01/2030     07/01/2010 1         155,058
----------------------------------------------------------------------------------------------------------------------------
       25,000    OR Hsg. & Community Services Dept.
                 (Single Family Mtg.), Series A                      5.450       07/01/2024     07/01/2005 1          25,157
----------------------------------------------------------------------------------------------------------------------------
      120,000    OR Hsg. & Community Services Dept.
                 (Single Family Mtg.), Series A                      5.800       07/01/2016     07/01/2007 1         123,509
----------------------------------------------------------------------------------------------------------------------------
       15,000    OR Hsg. & Community Services Dept.
                 (Single Family Mtg.), Series A                      6.200       07/01/2027     07/01/2009 1          15,688
----------------------------------------------------------------------------------------------------------------------------
      260,000    OR Hsg. & Community Services Dept.
                 (Single Family Mtg.), Series F                      5.650       07/01/2028     07/01/2009 1         266,529

                  38 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
OREGON Continued
$     135,000    OR Hsg. & Community Services Dept.
                 (Single Family Mtg.), Series H                      6.000%      07/01/2027     07/01/2008 1    $    139,346
----------------------------------------------------------------------------------------------------------------------------
      100,000    OR Hsg. & Community Services Dept.,
                 Series B                                            5.900       07/01/2019     07/01/2009 1         105,150
----------------------------------------------------------------------------------------------------------------------------
       20,000    OR Hsg. (Elderly & Disabled Hsg.)                   6.300       08/01/2026     08/01/2006 1          20,417
----------------------------------------------------------------------------------------------------------------------------
       50,000    Port St. Helen's, OR Pollution Control
                 (Portland General Electric Company)                 7.125       12/15/2014     12/15/2004 1          50,658
                                                                                                                ------------
                                                                                                                     936,713
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--5.0%
    1,250,000    Allegheny County, PA HDA
                 (West Penn Allegheny Health System)                 9.250       11/15/2022     11/15/2012 1       1,427,238
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    Allegheny County, PA HDA
                 (West Penn Allegheny Health System)                 9.250       11/15/2030     11/15/2010 1       1,149,210
----------------------------------------------------------------------------------------------------------------------------
    4,000,000    Beaver County, PA IDA
                 (Toledo Edison Company)                             7.625       05/01/2020     05/01/2005 1       4,183,200
----------------------------------------------------------------------------------------------------------------------------
    1,800,000    Carbon County, PA IDA
                 (Panther Creek Partners)                            6.650       05/01/2010     11/17/2007 2       1,948,842
----------------------------------------------------------------------------------------------------------------------------
    2,000,000    PA EDFA (Colver)                                    7.125       12/01/2015     12/01/2004 1       2,048,660
----------------------------------------------------------------------------------------------------------------------------
    5,300,000    PA EDFA (Colver)                                    7.150       12/01/2018     12/01/2004 1       5,446,068
----------------------------------------------------------------------------------------------------------------------------
    9,000,000    PA EDFA (Northampton Generating)                    6.400       01/01/2009     01/01/2005 1       9,183,240
----------------------------------------------------------------------------------------------------------------------------
    2,000,000    PA EDFA (Northampton Generating)                    6.500       01/01/2013     01/01/2006 1       2,023,320
----------------------------------------------------------------------------------------------------------------------------
      840,000    PA EDFA (Northampton Generating)                    6.750       01/01/2007     07/12/2005 2         869,131
----------------------------------------------------------------------------------------------------------------------------
   15,000,000    PA EDFA (Sun Company)                               7.600       12/01/2024     12/01/2004 1      15,405,600
----------------------------------------------------------------------------------------------------------------------------
       25,000    PA HFA (Single Family Mtg.), Series 60A             5.750       04/01/2017     04/01/2009 1          26,052
----------------------------------------------------------------------------------------------------------------------------
      500,000    Philadelphia, PA Authority for Industrial
                 Devel. (Cathedral Village)                          5.750       04/01/2034     04/01/2006 4         500,025
----------------------------------------------------------------------------------------------------------------------------
      100,000    Philadelphia, PA Gas Works, 15th Series             5.500       08/01/2010     02/01/2005 1         102,144
                                                                                                                ------------
                                                                                                                  44,312,730
----------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--3.3%
----------------------------------------------------------------------------------------------------------------------------
       30,000    RI Student Loan Authority                           6.450       12/01/2015     12/01/2005 1          31,191
----------------------------------------------------------------------------------------------------------------------------
    1,030,000    RI Tobacco Settlement Financing Corp.
                 (TASC)                                              6.250       06/01/2042     04/24/2014 2         917,297
----------------------------------------------------------------------------------------------------------------------------
    1,610,000    RI Tobacco Settlement Financing Corp.
                 (TASC), Series A                                    6.000       06/01/2023     01/12/2010 2       1,532,672
----------------------------------------------------------------------------------------------------------------------------
   30,175,000    RI Tobacco Settlement Financing Corp.
                 (TASC), Series A                                    6.125       06/01/2032     04/24/2014 2      27,283,933
                                                                                                                ------------
                                                                                                                  29,765,093
----------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--3.3%
       65,000    Charleston County, SC Hospital Facilities
                 (Bon Secours Health System)                         5.625       08/15/2025     02/15/2005 1          66,530

                  39 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA Continued
$      85,000    Charleston County, SC Hospital Facilities
                 (Medical Society Health)                            5.500%      10/01/2019     10/01/2004 1    $     85,092
----------------------------------------------------------------------------------------------------------------------------
       50,000    Charleston County, SC Hospital Facilities
                 (Medical Society Health)                            6.000       10/01/2009     10/01/2004 1          50,055
----------------------------------------------------------------------------------------------------------------------------
    2,210,000    Darlington County, SC IDR
                 (Sonoco Products Company)                           6.000       04/01/2026     04/01/2006 1       2,328,301
----------------------------------------------------------------------------------------------------------------------------
      710,000    Darlington County, SC IDR
                 (Sonoco Products Company)                           6.125       06/01/2025     06/01/2007 1         738,748
----------------------------------------------------------------------------------------------------------------------------
      260,000    Florence County, SC IDR
                 (Stone Container Corp.)                             7.375       02/01/2007     02/01/2005 1         262,226
----------------------------------------------------------------------------------------------------------------------------
    2,300,000    Richland County, SC Environmental
                 Improvement (International Paper
                 Company)                                            6.100       04/01/2026     04/01/2014 1       2,443,037
----------------------------------------------------------------------------------------------------------------------------
       65,000    Richland-Lexington, SC Airport District
                 (Columbia Metropolitan Airport)                     5.700       01/01/2026     01/01/2007 1          67,597
----------------------------------------------------------------------------------------------------------------------------
       15,000    SC Hsg. Finance & Redevel. Authority
                 (Westbury Place)                                    6.050       07/01/2027     01/01/2005 1          15,042
----------------------------------------------------------------------------------------------------------------------------
       20,000    SC Hsg. Finance & Redevel. Authority,
                 Series A-2                                          6.750       07/01/2026     07/01/2006 1          20,419
----------------------------------------------------------------------------------------------------------------------------
       10,000    SC Jobs-Economic Devel. Authority
                 (Plasti-Line, Inc.)                                 6.250       07/01/2017     07/01/2005 1          10,012
----------------------------------------------------------------------------------------------------------------------------
    7,630,000    SC Tobacco Settlement Management
                 Authority, Series B                                 6.000       05/15/2022     06/05/2010 2       7,267,041
----------------------------------------------------------------------------------------------------------------------------
    9,180,000    SC Tobacco Settlement Management
                 Authority, Series B                                 6.375       05/15/2028     07/05/2014 2       8,535,656
----------------------------------------------------------------------------------------------------------------------------
      130,000    SC Western Carolina Regional Sewer
                 Authority                                           5.500       03/01/2010     03/01/2005 1         131,702
----------------------------------------------------------------------------------------------------------------------------
    7,500,000    Spartanburg County, SC Solid Waste
                 Disposal Facilities (BMW US Capital Corp.)          7.550       11/01/2024     11/01/2004 1       7,881,750
                                                                                                                ------------
                                                                                                                  29,903,208
----------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--0.4%
       55,000    Pennington County, SD Pollution Control
                 (Black Hills Power & Light Company)                 6.700       06/01/2010     12/01/2004 1          55,078
----------------------------------------------------------------------------------------------------------------------------
    3,250,000    SD Educational Enhancement Funding
                 Corp. Tobacco Settlement                            6.500       06/01/2032     12/13/2015 2       3,069,040
                                                                                                                ------------
                                                                                                                   3,124,118
----------------------------------------------------------------------------------------------------------------------------
TENNESSEE--0.5%
       80,000    Humphreys County, TN IDB
                 (E.I. DuPont de Nemours & Company)                  6.700       05/01/2024     05/01/2005 1          81,872
----------------------------------------------------------------------------------------------------------------------------
    4,250,000    Maury County, TN IDB
                 (General Motors Company)                            6.500       09/01/2024     03/01/2005 1       4,346,858
----------------------------------------------------------------------------------------------------------------------------
       15,000    Memphis, TN HFC
                 (Saint's Court Apartments)                          6.000       09/01/2013     09/01/2007 1          15,247

                  40 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
TENNESSEE Continued
$      25,000    Metropolitan Government Nashville
                 & Davidson County, TN Water & Sewer                 5.500%      01/01/2016     01/01/2005 1    $     25,072
----------------------------------------------------------------------------------------------------------------------------
       35,000    South Fulton, TN IDB (Tyson Foods)                  6.350       10/01/2015     10/01/2005 1          36,164
----------------------------------------------------------------------------------------------------------------------------
       50,000    South Fulton, TN IDB (Tyson Foods)                  6.400       10/01/2020     10/01/2005 1          52,564
----------------------------------------------------------------------------------------------------------------------------
       15,000    TN Hsg. Devel. Agency                               5.850       07/01/2023     07/01/2009 1          15,315
----------------------------------------------------------------------------------------------------------------------------
       15,000    TN Hsg. Devel. Agency                               6.375       07/01/2022     07/01/2008 1          15,147
                                                                                                                ------------
                                                                                                                   4,588,239
----------------------------------------------------------------------------------------------------------------------------
TEXAS--9.6%
    1,010,000    Alliance Airport Authority, TX
                 (Federal Express Corp.)                             6.375       04/01/2021     04/01/2006 1       1,059,965
----------------------------------------------------------------------------------------------------------------------------
       55,000    Austin, TX Airport System, Series A                 6.125       11/15/2025     11/15/2005 1          58,379
----------------------------------------------------------------------------------------------------------------------------
       70,000    Austin, TX Utility System                           6.250       05/15/2016     11/15/2004 1          71,807
----------------------------------------------------------------------------------------------------------------------------
       65,000    Baytown, TX Properties Management
                 & Devel. Corp. ( Baytown Terrace)                   6.100       08/15/2021     02/15/2005 1          65,079
----------------------------------------------------------------------------------------------------------------------------
       50,000    Brazos County, TX HFDC
                 (St. Joseph Hospital & Health Center)               6.000       01/01/2013     01/01/2005 1          51,072
----------------------------------------------------------------------------------------------------------------------------
    4,400,000    Brazos River Authority, TX
                 (Centerpoint Energy)                                7.750       12/01/2018     12/01/2008 1       4,826,228
----------------------------------------------------------------------------------------------------------------------------
   14,085,000    Brazos River Authority, TX
                 (TXU Energy Company)                                6.750       04/01/2038     04/01/2013 4      15,899,148
----------------------------------------------------------------------------------------------------------------------------
       15,000    Brazos River Authority, TX
                 (TXU Energy Company)                                6.750       10/01/2038     10/01/2014 1          15,814
----------------------------------------------------------------------------------------------------------------------------
    6,150,000    Brazos River Authority, TX
                 (TXU Energy Company)                                7.700       04/01/2033     04/01/2013 1       7,310,321
----------------------------------------------------------------------------------------------------------------------------
      250,000    Brazos River, TX Harbor Navigation District
                 (Dow Chemical Company)                              6.625       05/15/2033     05/15/2012 1         275,920
----------------------------------------------------------------------------------------------------------------------------
      705,000    Dallas, TX Hsg. Corp.
                 (Estell Village Apartments)                         7.875       12/01/2009     12/01/2004 1         713,777
----------------------------------------------------------------------------------------------------------------------------
    7,345,000    Dallas-Fort Worth, TX International Airport
                 (American Airlines)                                 6.050       05/01/2029     11/01/2005 4       6,991,191
----------------------------------------------------------------------------------------------------------------------------
   10,000,000    Dallas-Fort Worth, TX International
                 Airport DRIVERS 5                                   8.965 6     11/01/2021     11/01/2009 1      11,549,700
----------------------------------------------------------------------------------------------------------------------------
    7,500,000    Dallas-Fort Worth, TX International
                 Airport DRIVERS 5                                  10.214 6     01/01/2035     01/01/2009 1       9,172,575
----------------------------------------------------------------------------------------------------------------------------
    8,455,000    Dallas-Fort Worth, TX International Airport
                 Facility Improvement Corp. (Learjet)                6.150       01/01/2016     08/01/2008 1       8,433,693
----------------------------------------------------------------------------------------------------------------------------
       15,000    Dilley, TX Special Project
                 (Department of Criminal Justice)                    7.000       04/01/2009     10/01/2004 1          15,394
----------------------------------------------------------------------------------------------------------------------------
       30,000    Grand Prairie, TX Hsg. Finance Corporation
                 (Windsor Hsg. Foundation)                           6.875       02/01/2025     02/01/2005 1          31,122
----------------------------------------------------------------------------------------------------------------------------
       50,000    Harrison County, TX HFDC
                 (Marshall Regional Medical Center)                  5.500       01/01/2018     01/01/2010 1          51,839
----------------------------------------------------------------------------------------------------------------------------
    1,343,000    Heart of TX HFC (Waco Parkside Village)             7.400       09/20/2035     09/20/2011 1       1,463,736

                  41 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$   8,200,000    Lower CO River Authority, TX Pollution
                 Control (Samsung Electronics Company)               6.375%      04/01/2027     04/01/2007 1    $  8,880,026
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    Lower Neches Valley, TX IDC
                 (Mobil Oil Refining Corp.)                          6.400       03/01/2030     03/01/2005 1       1,027,430
----------------------------------------------------------------------------------------------------------------------------
       85,000    Matagorda County, TX Navigation District
                 (Centerpoint Energy)                                8.000       05/01/2029     04/10/2008 1          94,583
----------------------------------------------------------------------------------------------------------------------------
      120,000    Matagorda County, TX Navigation
                 District No. 1 (Central Power & Light)              6.000       07/01/2028     01/01/2005 1         121,583
----------------------------------------------------------------------------------------------------------------------------
    1,750,000    North Forest, TX Independent School
                 District GO                                         6.000       08/15/2025     02/15/2006 1       1,817,358
----------------------------------------------------------------------------------------------------------------------------
      165,000    Ranger, TX Hsg. Corp. (Ranger Apartments)           7.500       03/01/2009     03/01/2005 1         173,689
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    Ranger, TX Hsg. Corp. (Ranger Apartments),
                 Series A                                            8.800       03/01/2024     03/01/2005 1       1,056,540
----------------------------------------------------------------------------------------------------------------------------
       10,000    Royse City, TX Certificates of Obligation           6.500       08/01/2006     02/01/2005 1          10,031
----------------------------------------------------------------------------------------------------------------------------
      500,000    South Plains, TX Regional Hsg. Authority
                 (Section 8)                                         6.900       08/01/2009     08/01/2007 1         512,135
----------------------------------------------------------------------------------------------------------------------------
       10,000    Trinity, TX River Authority Cade Branch
                 Wastewater                                          6.350       08/01/2013     02/15/2005 1          10,297
----------------------------------------------------------------------------------------------------------------------------
      310,000    TX Department of Hsg. & Community
                 Affairs (Single Family)                             5.800       09/01/2029     09/01/2007 1         319,880
----------------------------------------------------------------------------------------------------------------------------
       40,000    TX Department of Hsg. & Community
                 Affairs (Single Family)                             6.000       03/01/2017     09/01/2008 1          40,236
----------------------------------------------------------------------------------------------------------------------------
       45,000    TX GO                                               5.750       08/01/2020     08/01/2005 1          46,105
----------------------------------------------------------------------------------------------------------------------------
       25,000    TX GO                                               6.250       12/01/2026     02/01/2010 1          25,189
----------------------------------------------------------------------------------------------------------------------------
       10,000    TX Panhandle Elderly Apartments Corp.
                 (Pampa Partnership LTD)                             7.000       05/01/2010     06/18/2008 2           9,839
----------------------------------------------------------------------------------------------------------------------------
    2,295,000    TX Panhandle HFA
                 (Amarillo Affordable Hsg.)                          6.625       03/01/2020     03/01/2012 1       2,451,450
----------------------------------------------------------------------------------------------------------------------------
       25,000    TX State College Student Loans                      6.000       08/01/2016     02/01/2005 1          25,040
----------------------------------------------------------------------------------------------------------------------------
       55,000    TX State College Student Loans                      6.000       08/01/2019     02/01/2005 1          55,085
----------------------------------------------------------------------------------------------------------------------------
       25,000    TX State Research Division (Veteran's Land)         6.400       12/01/2024     12/01/2004 1          25,175
----------------------------------------------------------------------------------------------------------------------------
       35,000    TX State Veterans Hsg. Assistance, Series A         7.000       12/01/2025     12/01/2004 1          35,779
----------------------------------------------------------------------------------------------------------------------------
       45,000    TX State Veterans Hsg. Assistance, Series B         6.100       06/01/2031     12/01/2009 1          47,907
----------------------------------------------------------------------------------------------------------------------------
       50,000    TX State Veterans Hsg. Assistance, Series B-1       5.700       12/01/2014     12/01/2005 1          50,605
----------------------------------------------------------------------------------------------------------------------------
       10,000    TX State Veterans Hsg. Assistance, Series DD        7.000       12/01/2025     12/01/2004 1          10,223
----------------------------------------------------------------------------------------------------------------------------
       10,000    Tyler, TX Junior College District                   5.875       08/15/2011     02/15/2005 1          10,034
----------------------------------------------------------------------------------------------------------------------------
      615,000    West Side Calhoun County, TX Naval District
                 (Union Carbide Chemical & Plastics)                 6.400       05/01/2023     05/01/2023           613,235
                                                                                                                ------------
                                                                                                                  85,526,214
----------------------------------------------------------------------------------------------------------------------------
U. S. POSSESSIONS--0.6%
    2,220,000    Puerto Rico Children's Trust Fund (TASC)            5.375       05/15/2033     11/12/2013 2       2,038,226
----------------------------------------------------------------------------------------------------------------------------
    1,925,000    Puerto Rico Municipal Finance Agency
                 RITES 5                                             9.621 6     08/01/2013     08/01/2009 1       2,466,041

                  42 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$     750,000    V.I. Public Finance Authority, Series A             6.375%      10/01/2019     10/01/2010 1    $    852,720
                                                                                                                ------------
                                                                                                                   5,356,987
----------------------------------------------------------------------------------------------------------------------------
UTAH--0.0%
      205,000    Emery County, UT Pollution Control
                 (Pacificorp)                                        5.625       11/01/2023     11/01/2004 1         209,528
----------------------------------------------------------------------------------------------------------------------------
       10,000    UT HFA                                              5.950       01/01/2024     07/01/2007 1          10,243
----------------------------------------------------------------------------------------------------------------------------
        5,000    UT HFA                                              6.150       07/01/2025     01/01/2006 1           5,069
----------------------------------------------------------------------------------------------------------------------------
        5,000    UT HFA                                              6.650       07/01/2020     01/01/2005 1           5,107
----------------------------------------------------------------------------------------------------------------------------
       30,000    UT State Building Ownership Authority,
                 Series A                                            5.750       08/15/2011     02/15/2005 1          30,424
----------------------------------------------------------------------------------------------------------------------------
       20,000    UT University Campus Facilities System,
                 Series A                                            6.750       10/01/2014     10/01/2004 1          20,597
                                                                                                                ------------
                                                                                                                     280,968
----------------------------------------------------------------------------------------------------------------------------
VERMONT--0.0%
       55,000    VT E&HBFA (Lyndon Institute)                        6.000       12/01/2006     07/25/2005 2          56,130
----------------------------------------------------------------------------------------------------------------------------
       50,000    VT E&HBFA (Lyndon Institute)                        6.600       12/01/2014     12/01/2006 1          52,325
----------------------------------------------------------------------------------------------------------------------------
       35,000    VT HFA (Multifamily Hsg.), Series A                 5.750       02/15/2029     02/15/2009 1          35,942
----------------------------------------------------------------------------------------------------------------------------
      115,000    VT HFA (Single Family), Series 11A                  5.900       05/01/2019     07/15/2006 3         116,960
----------------------------------------------------------------------------------------------------------------------------
       30,000    VT HFA (Single Family), Series 9                    5.900       05/01/2029     06/01/2009 1          31,008
                                                                                                                ------------
                                                                                                                     292,365
----------------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.2%
       25,000    Alexandria, VA IDA (Alexandria Hospital)            5.500       07/01/2014     01/01/2005 1          25,289
----------------------------------------------------------------------------------------------------------------------------
    2,985,000    Fairfax County, VA Redevel. & Hsg.
                 Authority (Burke Shire Commons)                     7.600       10/01/2036     10/01/2006 1       3,362,722
----------------------------------------------------------------------------------------------------------------------------
       25,000    Harrisonburg, VA IDA
                 (Rockingham Memorial Hospital)                      5.250       12/01/2022     12/01/2004 1          25,041
----------------------------------------------------------------------------------------------------------------------------
    1,040,000    Isle Wight County, VA IDA Solid Waste
                 (Union Camp Corp.)                                  6.550       04/01/2024     04/01/2006 1       1,064,034
----------------------------------------------------------------------------------------------------------------------------
       10,000    Manassas, VA GO, Series B                           6.000       05/01/2014     05/01/2005 1          10,232
----------------------------------------------------------------------------------------------------------------------------
    1,500,000    Pittsylvania County, VA IDA
                 (Multitrade of Pittsylvania)                        7.450       01/01/2009     01/01/2005 1       1,539,825
----------------------------------------------------------------------------------------------------------------------------
    6,750,000    Pittsylvania County, VA IDA
                 (Multitrade of Pittsylvania)                        7.550       01/01/2019     01/01/2005 1       6,929,213
----------------------------------------------------------------------------------------------------------------------------
      350,000    Pocahontas Parkway Association, VA
                 (Route 895 Connector Toll Road)                     5.000       08/15/2010     08/15/2010           343,560
----------------------------------------------------------------------------------------------------------------------------
    2,500,000    Pocahontas Parkway Association, VA
                 (Route 895 Connector Toll Road)                     5.000       08/15/2011     08/15/2011         2,436,600
----------------------------------------------------------------------------------------------------------------------------
    3,100,000    Pocahontas Parkway Association, VA
                 (Route 895 Connector Toll Road)                     5.250       08/15/2008     08/15/2008         3,168,346
----------------------------------------------------------------------------------------------------------------------------
       40,000    Southampton County, VA IDA
                 Medical Facilities Mtg.                             5.625       01/15/2022     07/15/2009 1          43,138
----------------------------------------------------------------------------------------------------------------------------
      450,000    VA Hsg. Devel. Authority, Series C                  6.650       11/01/2013     01/01/2005 1         463,986
                                                                                                                ------------
                                                                                                                  19,411,986

                  43 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
WASHINGTON--0.7%
$      15,000    King County, WA Hsg. Authority, Series A            6.800%      03/01/2026     03/01/2005 1    $     15,383
----------------------------------------------------------------------------------------------------------------------------
       25,000    King County, WA Public Hospital District
                 (Valley Medical Center)                             5.500       09/01/2017     03/01/2005 1          25,598
----------------------------------------------------------------------------------------------------------------------------
       20,000    Pierce County, WA Economic Devel. Corp.
                 (Occidental Petroleum Corp.)                        5.800       09/01/2029     09/01/2005 1          20,041
----------------------------------------------------------------------------------------------------------------------------
       25,000    South Columbia, WA Basin Irrigation District        6.200       06/01/2005     12/01/2004 1          25,093
----------------------------------------------------------------------------------------------------------------------------
    1,500,000    Vancouver, WA Downtown Redevel.
                 Authority (Conference Center)                       6.000       01/01/2028     01/01/2014 1       1,584,285
----------------------------------------------------------------------------------------------------------------------------
    2,175,000    WA Economic Devel. Finance Authority
                 (Lindal Cedar Homes)                                5.800       11/01/2017     11/01/2004 1       2,266,372
----------------------------------------------------------------------------------------------------------------------------
      100,000    WA HCF Authority
                 (Harrison Memorial Hospital)                        5.300       08/15/2014     02/15/2005 1         102,275
----------------------------------------------------------------------------------------------------------------------------
      155,000    WA HFC (The Hearthstone)                            6.250       01/01/2021     01/01/2005 1         158,889
----------------------------------------------------------------------------------------------------------------------------
       25,000    WA Hsg. Finance Commission
                 (Clare House Apartments)                            5.750       07/01/2030     07/01/2008 1          25,380
----------------------------------------------------------------------------------------------------------------------------
      695,000    WA State Hsg. Finance Commission
                 (Antioch University)                                6.350       01/01/2027     01/01/2006 1         736,811
----------------------------------------------------------------------------------------------------------------------------
       10,000    WA State Hsg. Finance Commission
                 (Gilman Meadows)                                    7.400       01/01/2030     02/14/2007 1          10,266
----------------------------------------------------------------------------------------------------------------------------
    1,595,000    WA Tobacco Settlement Authority (TASC)              6.625       06/01/2032     07/29/2017 2       1,511,853
                                                                                                                ------------
                                                                                                                   6,482,246
----------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.4%
    2,400,000    Berkeley County, WV Building Commission
                 (City Hospital)                                     6.500       11/01/2022     11/01/2004 1       2,401,296
----------------------------------------------------------------------------------------------------------------------------
       80,000    Braxton County, WV Solid Waste Disposal
                 (Weyerhaeuser Company)                              6.125       04/01/2026     10/23/2006 1          83,058
----------------------------------------------------------------------------------------------------------------------------
       50,000    Jefferson County, WV Residental Mtg.,
                 Series A                                            7.750       01/01/2007     01/01/2005 1          50,017
----------------------------------------------------------------------------------------------------------------------------
       50,000    Kanawha County, WV Industrial Devel.
                 (The Kroger Company)                                7.125       11/01/2012     11/01/2005 1          50,690
----------------------------------------------------------------------------------------------------------------------------
    1,025,000    Kanawha County, WV Industrial Devel.
                 (Union Carbide Chemical & Plastics
                 Company)                                            8.000       08/01/2020     02/01/2005 1       1,026,333
----------------------------------------------------------------------------------------------------------------------------
       25,000    Marshall County, WV Pollution Control
                 (Ohio Power Company)                                5.900       04/01/2022     04/01/2005 1          25,176
----------------------------------------------------------------------------------------------------------------------------
       10,000    Monongalia County, WV Pollution
                 Control (West Penn Power Company)                   5.950       04/01/2013     04/01/2005 1          10,274
----------------------------------------------------------------------------------------------------------------------------
       25,000    South Charleston, WV IDR
                 (Union Carbide Chemical
                 & Plastics Company)                                 8.000       08/01/2020     02/01/2005 1          25,033
----------------------------------------------------------------------------------------------------------------------------
      140,000    WV Hsg. Development, Series B                       5.350       11/01/2032     05/01/2010 1         141,833
                                                                                                                ------------
                                                                                                                   3,813,710

                  44 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                       COUPON         MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
WISCONSIN--5.1%
$     500,000    Badger, WI Tobacco Asset Securitization
                 Corp.                                               6.000%      06/01/2017     07/12/2015 2    $    474,660
----------------------------------------------------------------------------------------------------------------------------
   29,630,000    Badger, WI Tobacco Asset Securitization
                 Corp.                                               6.125       06/01/2027      02/03/201 2      28,470,874
----------------------------------------------------------------------------------------------------------------------------
   14,755,000    Badger, WI Tobacco Asset Securitization
                 Corp.                                               6.375       06/01/2032     11/28/2016 2      13,539,778
----------------------------------------------------------------------------------------------------------------------------
       60,000    Janesville, WI Industrial Devel.
                 (Paramount Communications)                          7.000       10/15/2017     10/15/2004 1          62,244
----------------------------------------------------------------------------------------------------------------------------
    1,035,000    WI GO                                               5.300       05/01/2023     05/01/2008 1       1,046,789
----------------------------------------------------------------------------------------------------------------------------
      135,000    WI GO                                               6.000       05/01/2027     11/01/2006 1         138,572
----------------------------------------------------------------------------------------------------------------------------
    1,000,000    WI H&EFA
                 (Hess Memorial Hospital Association)                7.875       11/01/2022     11/01/2005 1       1,071,380
----------------------------------------------------------------------------------------------------------------------------
       25,000    WI Hsg. & Economic Devel. Authority                 5.800       11/01/2013     12/01/2004 1          25,515
----------------------------------------------------------------------------------------------------------------------------
      625,000    WI Hsg. & Economic Devel. Authority,
                 Series A                                            5.650       11/01/2023     10/01/2004 1         634,819
----------------------------------------------------------------------------------------------------------------------------
       25,000    WI Hsg. & Economic Devel. Authority,
                 Series A                                            5.800       11/01/2013     12/01/2004 1          25,501
----------------------------------------------------------------------------------------------------------------------------
        5,000    WI Hsg. & Economic Devel. Authority,
                 Series A                                            6.500       11/01/2026     07/01/2007 1           5,105
----------------------------------------------------------------------------------------------------------------------------
       35,000    WI Hsg. & Economic Devel. Authority,
                 Series A                                            6.850       11/01/2012     01/01/2005 1          35,065
----------------------------------------------------------------------------------------------------------------------------
       20,000    WI Hsg. & Economic Devel. Authority,
                 Series C                                            5.875       11/01/2019     12/01/2005 1          20,347
                                                                                                                ------------
                                                                                                                  45,550,649
----------------------------------------------------------------------------------------------------------------------------
WYOMING--1.2%
       20,000    Lincoln County, WY Pollution Control
                 (PacifiCorp)                                        5.625       11/01/2021     11/01/2005 1          20,443
----------------------------------------------------------------------------------------------------------------------------
    9,495,000    Sweetwater County, WY Pollution Control
                 (Idaho Power Company)                               6.050       07/15/2026     07/15/2006 1      10,088,912
----------------------------------------------------------------------------------------------------------------------------
      225,000    Weston County, WY Pollution Control
                 (Black Hills Corp.)                                 6.700       06/01/2010     12/01/2004 1         225,461
                                                                                                                ------------
                                                                                                                  10,334,816
----------------------------------------------------------------------------------------------------------------------------
OTHER STATES--1.2%
   10,000,000    Charter Mac Equity Issuer Trust, Series B3-1        6.000       04/30/2015     04/30/2015        10,618,400

----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $862,836,834)--99.8%                                                           892,195,810
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES--0.2                                                                               1,840,250
                                                                                                                ------------
NET ASSETS--100.0%                                                                                              $894,036,060
                                                                                                                ============

                  45 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

   1. Optional call date; corresponds to the most conservative yield calculation.

   2. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

   3. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

   4. Date of mandatory put.

5. Illiquid security. See Note 5 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.

7. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

ADA         Atlanta Development Authority

CAU         Clark Atlanta University

CCC         Continuing Care Center

CDA         Communities Development Authority

COP         Certificates of Participation

DFA         Development Finance Authority

DRIVERS     Derivative Inverse Tax Exempt Receipts

E&HBFA      Educational Health Buildings Financing Agency

EDA         Economic Development Authority

EDC         Economic Development Corporation

EDFA        Economic Development Finance Authority

EF&CD       Environmental Facilities and Community Development

EFA         Educational Facilities Authority

FHA         Federal Housing Agency

GO          General Obligation

H&EFA       Health and Educational Facilities Authority

H&HEFA      Hospitals and Higher Education Facilities Authority

HCF         Health Care Facilities

HDA         Hospital Development Authority

HDC         Housing Development Corp.

HE&H        Higher Educational and Health

HF&D        Housing Finance and Development

HFA         Housing Finance Agency/Authority

HFC         Housing Finance Corp.

HFDC        Health Facilities Development Corp.

HOC         Housing Opportunities Commission

IDA         Industrial Development Agency

IDB         Industrial Development Board

IDC         Industrial Development Corporation

IDR         Industrial Development Revenue

IFPCFA      Industrial Facilities and Pollution Control Financing Authority

INFLOS      Inverse Floating Rate Securities

IRS         Inverse Rate Security

MFA         Mortgage Finance Authority

PARS        Periodic Auction Reset Securities

RITES       Residual Interest Tax Exempt Security

RWJ         Robert Wood Johnson

TASC        Tobacco Settlement Asset-Backed Bonds

V.I.        United States Virgin Islands

                  46 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
SUMMARY OF RATINGS  September 30, 2004 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATINGS                                                               PERCENT
-------------------------------------------------------------------------------
AAA                                                                      13.6%
AA                                                                        2.4
A                                                                        12.5
BBB                                                                      66.6
BB                                                                        0.8
B                                                                         2.9
CCC                                                                       0.8
Not Rated                                                                 0.4
                                                                        -------
Total                                                                   100.0%
                                                                        =======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

As of September 30, 2004, securities subject to the alternative minimum tax amount to $337,870,525 or 37.79% of the Fund's net assets.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  47 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $862,836,834)--see
accompanying statement of investments                                                  $  892,195,810
------------------------------------------------------------------------------------------------------
Cash                                                                                          577,339
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                   18,842,252
Investments sold                                                                           12,550,219
Shares of beneficial interest sold                                                          6,973,706
Other                                                                                          59,295
                                                                                       ---------------
Total assets                                                                              931,198,621

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Notes payable to bank (interest rate 2.6800% at September 30, 2004)                        27,400,000
Investments purchased                                                                       6,901,472
Shares of beneficial interest redeemed                                                      1,329,099
Dividends                                                                                     851,717
Distribution and service plan fees                                                            514,279
Interest expense                                                                               58,078
Transfer and shareholder servicing agent fees                                                  44,894
Shareholder communications                                                                     37,197
Trustees' compensation                                                                         10,107
Other                                                                                          15,718
                                                                                       ---------------
Total liabilities                                                                          37,162,561

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  894,036,060
                                                                                       ===============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $       58,952
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                875,205,212
------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                              (109,321)
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                              (10,477,759)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 29,358,976

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  894,036,060
                                                                                       ===============

                  48 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $491,985,203
and 32,407,814 shares of beneficial interest outstanding)                                             $ 15.18
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)       $ 15.73
-------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $95,266,708 and
6,279,619 shares of beneficial interest outstanding)                                                  $ 15.17
-------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $306,784,149 and
20,264,392 shares of beneficial interest outstanding)                                                 $ 15.14

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  49 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                          $  41,272,580

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       3,033,994
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 907,135
Class B                                                                 845,558
Class C                                                               2,431,142
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 237,581
Class B                                                                  56,203
Class C                                                                 117,316
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  35,987
Class B                                                                   7,121
Class C                                                                  12,382
--------------------------------------------------------------------------------
Interest expense                                                      1,124,450
--------------------------------------------------------------------------------
Custodian fees and expenses                                              45,469
--------------------------------------------------------------------------------
Trustees' compensation                                                   17,563
--------------------------------------------------------------------------------
Accounting service fees                                                  12,000
--------------------------------------------------------------------------------
Other                                                                   241,259
                                                                  --------------
Total expenses                                                        9,125,160
Less reduction to custodian expenses                                     (2,085)
Less payments and waivers of expenses                                    (3,082)
                                                                  --------------
Net expenses                                                          9,119,993

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                32,152,587

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                        878,728
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 19,096,316

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  52,127,631
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  50 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                   2004                  2003
------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------
Net investment income                                           $    32,152,587       $    16,392,781
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                878,728            (5,386,898)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                19,096,316             4,939,874
                                                                --------------------------------------
Net increase in net assets resulting from operations                 52,127,631            15,945,757

------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                             (18,785,887)           (9,590,308)
Class B                                                              (3,648,251)           (2,105,763)
Class C                                                             (10,544,966)           (4,142,125)

------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial
interest transactions:
Class A                                                             221,271,819           148,514,970
Class B                                                              21,953,938            46,631,431
Class C                                                             136,270,059           138,391,355

------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------
Total increase                                                      398,644,343           333,645,317
------------------------------------------------------------------------------------------------------
Beginning of period                                                 495,391,717           161,746,400
                                                                --------------------------------------
End of period (including accumulated net investment
income (loss) of $(109,321) and $717,196, respectively)         $   894,036,060       $   495,391,717
                                                                ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  51 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in net assets from operations                      $    52,127,631
--------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchase of investment securities                                  (693,509,537)
Proceeds from disposition of investment securities                  332,693,560
Premium amortization                                                  9,301,839
Discount accretion                                                     (374,865)
Net realized gain on investments                                       (878,728)
Net change in unrealized appreciation on investments                (19,096,316)
Increase in interest receivable                                      (8,457,946)
Increase in receivable for securities sold                           (6,299,870)
Increase in other assets                                                (14,233)
Decrease in payable for securities purchased                        (14,709,428)
Increase in accrued expenses                                            309,407
                                                                ----------------
Net cash used in operating activities                              (348,908,486)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------
Proceeds from bank borrowing                                        390,500,000
Payments on bank borrowing                                         (384,800,000)
Proceeds from shares sold                                           535,106,874
Payment on shares redeemed                                         (178,683,986)
Cash distributions paid                                             (13,124,767)
                                                                ----------------
Net cash provided by financing activities                           348,998,121
--------------------------------------------------------------------------------
Net increase in cash                                                     89,635
--------------------------------------------------------------------------------
Cash, beginning balance                                                 487,704
                                                                ----------------
Cash, ending balance                                            $       577,339
                                                                ================

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $19,397,276.
Cash paid for interest on bank borrowings--$1,061,531.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  52 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,                     2004            2003           2002             2001         2000
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  14.70       $   14.86      $   14.71       $    14.28     $  14.76
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .73             .79            .73              .73          .72
Net realized and unrealized gain (loss)                   .51            (.16)           .14              .42         (.39)
                                                     -----------------------------------------------------------------------
Total from investment operations                         1.24             .63            .87             1.15          .33
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.76)           (.79)          (.72)            (.72)        (.72)
Distributions from net realized gain                       --              --             --               --         (.09)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.76)           (.79)          (.72)            (.72)        (.81)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  15.18       $   14.70      $   14.86       $    14.71     $  14.28
                                                     =======================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                       8.62%           4.19%          6.17%            8.22%        2.48%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $491,985       $ 260,413      $ 112,312       $  100,734     $ 99,032
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $371,845       $ 184,574      $ 100,220       $   97,558     $106,818
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    4.94%           5.36%          5.02%            5.02%        5.13%
Total expenses                                           0.96%           1.00%          0.92%            0.94%        0.94%
Expenses after payments and waivers
and reduction to custodian expenses                       N/A 3,4         N/A 3         0.89% 5           N/A 3        N/A 3
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    33%             78%           100%              32%          74%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  53 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED SEPTEMBER 30,                     2004            2003            2002            2001          2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    14.69       $   14.85       $   14.70       $   14.28     $   14.76
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .63             .69             .62             .62           .62
Net realized and unrealized gain (loss)                   .50            (.18)            .15             .41          (.39)
                                                   --------------------------------------------------------------------------
Total from investment operations                         1.13             .51             .77            1.03           .23
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.65)           (.67)           (.62)           (.61)         (.62)
Distributions from net realized gain                       --              --              --              --          (.09)
                                                   --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.65)           (.67)           (.62)           (.61)         (.71)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    15.17       $   14.69       $   14.85       $   14.70     $   14.28
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                       7.81%           3.40%           5.38%           7.34%         1.71%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $   95,267       $  70,742       $  24,086       $  19,519     $  17,972
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $   84,577       $  47,571       $  20,967       $  18,479     $  18,498
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    4.21%           4.60%           4.27%           4.25%         4.36%
Total expenses                                           1.72%           1.77%           1.68%           1.70%         1.70%
Expenses after payments and waivers
and reduction to custodian expenses                       N/A 3,4         N/A 3          1.65% 5          N/A 3         N/A 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    33%             78%            100%             32%           74%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  54 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

CLASS C     YEAR ENDED SEPTEMBER 30,                     2004            2003            2002            2001          2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    14.66       $   14.82       $   14.68       $   14.25     $   14.73
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .63             .69             .62             .62           .62
Net realized and unrealized gain (loss)                   .50            (.18)            .14             .42          (.39)
                                                   --------------------------------------------------------------------------
Total from investment operations                         1.13             .51             .76            1.04           .23
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.65)           (.67)           (.62)           (.61)         (.62)
Distributions from net realized gain                       --              --              --              --          (.09)
                                                   --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.65)           (.67)           (.62)           (.61)         (.71)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    15.14       $   14.66       $   14.82       $   14.68     $   14.25
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                       7.85%           3.42%           5.32%           7.43%         1.71%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $  306,784       $ 164,236       $  25,349       $  19,604     $  17,282
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $  243,380       $  93,199       $  21,058       $  17,692     $  18,906
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    4.20%           4.62%           4.27%           4.25%         4.37%
Total expenses                                           1.69%           1.75%           1.68%           1.70%         1.70%
Expenses after payments and waivers
and reduction to custodian expenses                       N/A 3,4         N/A 3          1.65% 5          N/A 3         N/A 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    33%             78%            100%             32%           74%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  55 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited Term Municipal Fund (the Fund) is a separate series of
Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                  56 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund will invest no more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $68,051,913 as of September 30, 2004. Including the
effect of leverage, inverse floaters represent 7.51% of the Fund's total assets as of September 30, 2004.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                         NET UNREALIZED
                                                                           APPRECIATION
                                                                       BASED ON COST OF
                                                                         SECURITIES AND
        UNDISTRIBUTED    UNDISTRIBUTED                ACCUMULATED     OTHER INVESTMENTS
        NET INVESTMENT       LONG-TERM                       LOSS    FOR FEDERAL INCOME
        INCOME                    GAIN       CARRYFORWARD 1,2,3,4          TAX PURPOSES
        -------------------------------------------------------------------------------
        $747,781                   $--                $10,319,561           $29,200,779

1. As of September 30, 2004, the Fund had $9,223,002 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2004, details of the capital loss carryforwards were as follows:

                EXPIRING
                -----------------------------
                2009            $   5,171,129
                2012                4,051,873
                                -------------
                Total           $   9,223,002
                                =============

2. As of September 30, 2004, the Fund had $1,096,559 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. During the fiscal year ended September 30, 2004, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended September 30, 2003, the Fund utilized $798,460 of capital loss carryforward to offset capital gains realized in that fiscal year.

                  57 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax character of distributions paid during the years ended September 30,
2004 and September 30, 2003 was as follows:

                                         YEAR ENDED            YEAR ENDED
                                 SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
     --------------------------------------------------------------------
     Distributions paid from:
     Exempt-interest dividends         $ 32,979,104          $ 15,838,196

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applica- ble, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities              $ 862,995,031
                                                 ==============

     Gross unrealized appreciation               $  30,053,131
     Gross unrealized depreciation                    (852,352)
                                                 --------------
     Net unrealized appreciation                 $  29,200,779
                                                 ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

                  58 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED SEPTEMBER 30, 2004       YEAR ENDED SEPTEMBER 30, 2003
                                                 SHARES             AMOUNT          SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                         20,747,697     $  311,912,639      14,192,162      $  207,224,129
Dividends and/or
distributions reinvested                        794,505         11,921,194         420,549           6,147,033
Redeemed                                     (6,849,632)      (102,562,014)     (4,456,596)        (64,856,192)
                                             ------------------------------------------------------------------
Net increase                                 14,692,570     $  221,271,819      10,156,115      $  148,514,970
                                             ==================================================================

---------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                          2,599,638     $   38,959,923       4,074,602      $   59,457,227
Dividends and/or
distributions reinvested                        133,070          1,996,208          81,028           1,183,552
Redeemed                                     (1,268,549)       (19,002,193)       (962,235)        (14,009,348)
                                             ------------------------------------------------------------------
Net increase                                  1,464,159     $   21,953,938       3,193,395      $   46,631,431
                                             ==================================================================

---------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                         12,554,854     $  188,361,466      10,741,928      $  156,549,245
Dividends and/or
distributions reinvested                        366,114          5,479,874         161,693           2,356,779
Redeemed                                     (3,858,141)       (57,571,281)     (1,412,203)        (20,514,669)
                                             ------------------------------------------------------------------
Net increase                                  9,062,827     $  136,270,059       9,491,418      $  138,391,355
                                             ==================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2004, were
$453,402,528 and $173,984,632, respectively.

                  59 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the first $100 million of average annual net assets,
0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended September 30, 2004, the Fund paid
$388,089 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% per year on Class B and
Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the
Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2004 for Class B and Class C shares were $1,148,868 and
$4,200,174, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

                  60 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                                    CLASS A           CLASS B          CLASS C
                                   CLASS A       CONTINGENT        CONTINGENT       CONTINGENT
                                 FRONT-END         DEFERRED          DEFERRED         DEFERRED
                             SALES CHARGES    SALES CHARGES     SALES CHARGES    SALES CHARGES
                               RETAINED BY      RETAINED BY       RETAINED BY      RETAINED BY
YEAR ENDED                     DISTRIBUTOR      DISTRIBUTOR       DISTRIBUTOR      DISTRIBUTOR
----------------------------------------------------------------------------------------------
September 30, 2004                $639,202          $17,033          $202,223         $128,134

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2004, OFS waived
$2,811, $118 and $153 for Class A, Class B and Class C shares, respectively.
This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of September 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2004 was
$64,492,387, which represents 7.21% of the Fund's net assets.

--------------------------------------------------------------------------------
6. BANK BORROWINGS

The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $540 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

      The Fund had borrowings outstanding of $27,400,000 at September 30, 2004 at an interest rate of 2.68%. For the year ended September 30, 2004, the average month-end balance was $59,280,742 at an average daily interest rate of 1.88%.
The Fund had gross borrowings and gross loan repayments of $390,500,000 and
$384,800,000, respectively, during the year ended September 30, 2004. The maximum amount of borrowings

                  61 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BANK BORROWINGS Continued

outstanding at any month-end was $106,900,000. The Fund paid commitment fees of
$6,723 and interest of $1,118,554 during the year ended September 30, 2004.

--------------------------------------------------------------------------------
7. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/ Trustees of certain of the Funds other than this Fund
(collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District
Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                  62 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                            A-7

                                            A-1
                                         Appendix A

                             MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S.
municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from
Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment
Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated
SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR,
e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill
Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-)
sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard &
Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options;
and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.
Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk.
They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk.
They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.
Entities rated "DDD" have the highest prospect for resumption of performance or continued
operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA"
category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments.
May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate.
However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                            B-1

                                            B-1
                                         Appendix B

                          MUNICIPAL BOND INDUSTRY CLASSIFICATIONS

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                            C-10
                                            C-1
                                         Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(1)
of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,
Class B or Class C shares may be waived.(2)  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan"
refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(3)
         4) Group Retirement Plans(4)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

        Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales
Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the
Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the
beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(5) This waiver provision applies to:
      Purchases of Class A shares aggregating $1 million or more.
      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
         Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
            Lynch, the Plan must have $3 million or more of its assets invested in (a)
            mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in
            (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
            Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
      The Manager or its affiliates.
      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
         Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the
         Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor
         (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
      A unit investment trust that has entered into an appropriate agreement with the
         Distributor.
      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
      Retirement Plans and deferred compensation plans and trusts used to fund those plans
         (including, for example, plans qualified or created under sections 401(a), 401(k),
         403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
         Class B or Class C shares of a Former Quest for Value Fund were exchanged for
         Class A shares of that Fund due to the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
      Effective October 1, 2005, taxable accounts established with the proceeds of Required
         Minimum Distributions from Retirement Plans.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
         Distributor.
      Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
      Shares purchased by the reinvestment of loan repayments by a participant in a
         Retirement Plan for which the Manager or an affiliate acts as sponsor.
      Shares purchased in amounts of less than $5.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(6)
         5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
            Code, or, in the case of an IRA, a divorce or separation agreement described in
            Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(7)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

          Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-----------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
      Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
      Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
         Oppenheimer funds.
      Distributions(8) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(9)
         5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section
            71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(10)
         9) On account of the participant's separation from service.(11)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager)
            offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
      Shares sold to the Manager or its affiliates.
      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      Shares issued in plans of reorganization to which the Fund is a party.
      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the
         Manager and its affiliates and retirement plans established by them for their employees.

  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                          Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and
Class C shares described in the Prospectus or Statement of Additional Information of the
Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund,
   Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds
Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's
Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The
Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and
regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to
November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                 Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer  Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual
Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996
(the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior
Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
            Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
            13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior
Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
            Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
            Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial Services,
            L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
            Former Connecticut Mutual Funds, provided the institution had an agreement with
            CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the
Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life
Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal
      Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from
      IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
      Directors of the Fund.

    Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

 Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities
                                               Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
o     the Manager and its affiliates,
o     present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the
        Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
o     registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
o     dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
o     employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
o     dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
o     dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Limited Term Municipal Fund

Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP(225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Bell, Boyd & Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602

1234
PX0860.1104.rev1205

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(1) In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent
Trustees" in this Statement of Additional Information refers to those Trustees who are not
"interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(1) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
(2) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal
Charges and references to "redemptions" mean "repurchases" of shares.
(3) An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans.
The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(5) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
(8) The distribution must be requested prior to Plan termination or the elimination of the
Oppenheimer funds as an investment option under the Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(11) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.